As filed with the Securities and Exchange Commission on August 12, 2010
1933 Act File No. 333-
1940 Act File No. 811-22435

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐
(Check appropriate box or boxes)

FEDERATED TRADE FINANCE INCOME FUND
(Exact Name of Registrant as Specified in Charter)

4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (412) 288-1900

Gregory P. Dulski
Federated Investors Tower Pittsburgh, Pennsylvania  15222-3779
Name and Address (of Agent for Service)

Copies of Communications to:

Clair E. Pagnano, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):
 ☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)(2)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$71.30

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Preliminary Prospectus	Subject to Completion Dated August 12, 2010

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

(LOGO)

[           ] Shares
Federated Trade Finance Income Fund
Common Shares
$20.00 per Share
______________________________________________________________________________________________________________________________________________________________________________________________________

         Investment objectives. Federated Trade Finance Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income, with total return as a secondary objective.  The Fund pursues its investment objectives primarily by investing in floating-rate trade finance related securities (and other floating-rate and fixed-income securities) that generate interest income.  No assurance can be given that the Fund’s investment objectives will be achieved.
         Portfolio management strategies.  Under normal market conditions, the Fund’s investment program will consist primarily of investing in trade finance, commodity finance, structured trade finance, export finance and infrastructure and project finance or related obligations of companies or other entities (including sovereign entities) located primarily in or having exposure to global emerging markets (“trade finance related securities”).  It is the Adviser and Sub-Adviser’s intent to focus the Fund’s investments in trade finance related securities.  (continued on inside front cover)
         Because the Fund is newly organized, its common shares (“Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the public offering.
________________
         Investing in the Fund’s Common Shares involves certain risks and should not constitute a complete investment program. Risks are described in the “Risk Factors” section beginning on page [  ] of this prospectus.
         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
________________
	Per Common Share	Total (3)
Public offering price………………………………………….	$20.00	$
Sales load(1)………………………………………………….	$ 0.90	$
Estimated offering expenses…………………………………	$ 0.04	$
Proceeds, after expenses, to the Fund(2)……………………..	$19.06	$

(1)
Federated Investment Management Company (“FIMC” or the “Adviser”), the Fund’s Adviser, (and not the Fund) has agreed to pay from its own assets a structuring fee to each of [   ], [   ] and [    ]. See “Underwriting.” The total compensation received by the underwriters will not exceed 9.0% of the aggregate initial offering price of the Common Shares offered hereby.

(2)
Total expenses of the Common Share offering paid by the Fund (which do not include the sales load) are estimated to be $[  ], or $[  ] assuming full exercise of the over-allotment option, which represents $0.04 per Common Share issued. The Fund will pay Common Share offering costs of up to $0.04 per Common Share, and the Adviser or an affiliate has agreed to pay all of the Fund’s organizational expenses and Common Share offering costs (other than sales load) that exceed $0.04 per Common Share.

(3)
The Fund has granted the underwriters an option to purchase up to [    ] additional Common Share at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $[  ], $[  ], $[  ], and $[  ], respectively.

The underwriters expect to deliver the Common Shares to purchasers on or about [  ] , 2010

The date of this prospectus is [               ], 2010

(continued from previous page)

The Fund seeks to provide investors with a portfolio that exceeds the 3-Month London Inter-bank Offered Rates (“LIBOR”) with low volatility and low correlation to stock and fixed income market returns as well as commodities. The Fund’s investments are expected to consist primarily of loans, or similar instruments used directly or indirectly to finance international trade and related infrastructure projects.  These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments.  The Fund may gain exposure to such investments by way of purchase, assignment, participation, sub-participation, guarantee, insurance, derivative or any other appropriate financial instrument.  The Fund may also take positions in more traditional assets including bonds, equities, and foreign exchange instruments, as well as derivatives for the purpose of hedging and investment.  The Fund may also use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  The Fund is non-diversified.  Compared to diversified funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities.  This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s performance.  Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in trade finance related securities.  Up to 20% of the Fund’s assets may be invested in other types of fixed-income securities and money market instruments.

Trade finance is a long established form of commercial financing that involves providing producers, traders, manufacturers, distributors and end users with short and medium term loans or other forms of credit.  Trade finance is a major loan asset class for many of the world’s commercial banks and trade finance is an important source of funding in emerging markets.  Trade finance is typically used to finance critical commodity imports such as agricultural and soft commodities (e.g. rice, wheat and soy beans) required to feed populations and natural resources based commodities (e.g. oil, coal, ferrous and non-ferrous metals) which provide inputs for the functioning of an evolving economy.  For emerging economies that are exporters of commodities, payments made in advance and prior to export sale (“pre-export finance”) provide a way for banks and other lenders to lend to local producers against future earnings.  The Sub-Adviser (defined below) believes that trade finance is a risk mitigated asset class and historically while trade finance is not immune from default arising from credit, economic or sovereign risk factors, during periods of financial stress, treatment of trade finance creditors typically has been preferential either formally or informally for a variety of reasons.

Adviser and Sub-Adviser.  The Fund’s investment adviser is Federated Investment Management Company (“FIMC” or the “Adviser”).  As of June 30, 2010, FIMC and its affiliates managed over $336 billion.  FIMC has engaged GML Capital LLC (“GML” or the “Sub-Adviser”) as a sub-adviser to the Fund.  As of June 30, 2010, GML acted as investment adviser for and/or managed over $565 million of assets.  Under the supervision of the Adviser and oversight by the Board of Trustees of the Fund (the “Board”) and pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will act as sub-investment adviser to the Fund.  The Sub-Adviser will have day-to-day portfolio management responsibilities for the Fund.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Copies of the Fund’s semi-annual and annual reports may be obtained without charge by writing to the Fund at its address at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling the Fund at 1-800-341-7400. Copies of the Fund’s semi-annual and annual reports may also be obtained without charge at www.federatedinvestors.com. In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the Securities and Exchange Commission.

Exchange listing.  The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange under the symbol “[   ]”.

The Adviser believes that the Fund may be an appropriate investment vehicle for investors seeking total return.

A Statement of Additional Information dated [     ], 2010 (“SAI”) has been filed with the Securities and Exchange Commission and can be obtained without charge by calling 1-800-341-7400 or by writing to the Fund. Copies of the SAI may also be obtained free of charge at www.federatedinvestors.com. A table of contents to the SAI is located on page [  ] of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with shareholder reports and other Fund-related materials at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the reference room); from the EDGAR database on the Securities and Exchange Commission’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the Securities and Exchange Commission’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is 4000 Ericsson Drive, Warrendale, PA 15086-7561.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS
Page
Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objectives and Policies
Risk Factors
Management of the Fund
Legal Proceedings
Distributions
Federal Income Tax Matters
Dividend Reinvestment Plan
Description of Capital Structure
Underwriting
Custodian and Transfer Agent
Legal Opinions
Reports to Shareholders
Independent Registered Public Accounting Firm
Additional Information
Table of Contents for the Statement of Additional Information
The Fund’s Privacy Policy

____________________________________________________________________________________________________________

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Federated Trade Finance Income Fund’s common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Investment Objectives and Policies” and “Risk Factors.”

The Fund
Federated Trade Finance Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income, with total return as a secondary objective.  No assurance can be given that the Fund’s investment objectives will be achieved.  The Fund’s investment adviser is Federated Investment Management Company (“FIMC” or the “Adviser”).  Under the supervision of the Adviser and oversight by the Board of Trustees of the Fund (the “Board”) GML Capital LLP (“GML” or the “Sub-Adviser”) will have day-to-day portfolio management responsibilities for the Fund.

The Offering
The Fund is offering [   ] Common Shares of beneficial interest, par value $.01 per share at an initial offering price of $20.00 per share (“Common Shares”) through a group of underwriters led by [           ].  You must purchase at least 100 shares of Common Shares. The underwriters may purchase up to an additional [    ] shares of Common Shares within 45 days from the date of this prospectus to cover overallotments, if any. The Fund will pay all of its offering costs up to and including $.04 per Common Share. The Adviser or an affiliate has agreed to pay the amount by which the aggregate of all the Fund’s offering costs (other than the sales load) exceeds $.04 per Common Share. See “Underwriting.”

Investment Objectives and Strategies
The Fund’s investment objectives are to provide current income, with total return as a secondary objective. The Fund pursues its investment objectives primarily by investing in floating-rate trade finance related securities (and other floating-rate and fixed-income securities) that generate interest income.  No assurance can be given that the Fund’s investment objectives will be achieved.

Under normal market conditions, the Fund’s investment program will consist primarily of investing in commodity finance, structured trade finance, export finance and infrastructure and project finance or related obligations of companies or other entities (including sovereign entities) located primarily in or having exposure to global emerging markets (“trade finance related securities”).  Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in trade finance related securities.  Up to 20% of the Fund’s assets may be invested in other types of fixed-income securities and money market instruments.  It is the Adviser and Sub-Adviser’s intent to focus the Fund’s investments in trade finance related securities.

The Fund seeks to provide investors with a portfolio that exceeds the 3-Month London Inter-bank Offered Rates (“LIBOR”) with low volatility and low correlation to stock and fixed income market returns as well as commodities. The Fund’s investments are expected to consist primarily of loans, or similar instruments used directly or indirectly to finance international trade and related infrastructure projects.  These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments.  The Fund may gain exposure to such investments by way of purchase, assignment, participation, sub-participation, guarantee, insurance, derivative or any other appropriate financial instrument.  The Fund may also take positions in more traditional assets including bonds, equities, and foreign exchange instruments, as well as derivatives for the purpose of hedging and investment.  The Fund may also use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  The Fund is non-diversified.  Compared to diversified funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities.  This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s performance.

Trade finance is a long established form of commercial financing that involves providing producers, traders, manufacturers, distributors and end users with short and medium term loans or other forms of credit.  Trade finance is a major loan asset class for many of the world’s commercial banks and trade finance is an important source of funding in emerging markets.  Trade finance is typically used to finance critical commodity imports such as agricultural and soft commodities (e.g. rice, wheat and soy beans) required to feed populations and natural resources based commodities (e.g. oil, coal, ferrous and non-ferrous metals) which provide inputs for the functioning of an evolving economy.  For emerging economies that are exporters of commodities, payments made in advance and prior to export sale (“pre-export finance”) provide a way for banks and other lenders to lend to local producers against future earnings.  Trade finance also finances and the industrialization of these economies in the form of project finance and project-related lending.  This lending activity is supported by commercial banks, export credit agencies as well s multilateral agencies. Imports that are financed will include production inputs, inventory and plant and equipment.  Many transaction of this type facilitate import substitution and/or countries’ abilities to export.

The Sub-Adviser believes that trade finance is a risk mitigated asset class and historically while trade finance is not immune from default arising from credit, economic or sovereign risk factors, during periods of financial stress, treatment of trade finance creditors typically has been preferential either formally or informally as a result of:

	●	The underlying use or purpose of funds (critical imports or key exports, governmental economic priorities, etc.);
	●	The types of transactional security (export contracts, escrow accounts, inventory, fixed assets, etc.); and
	●	The recognition of the economic benefits that are derived from trade generally.

During sovereign and corporate restructurings, trade finance related securities can achieve differentiated treatment in a default and then recovery situation compared to other forms of debt.
The Fund anticipates that the trade finance related securities held in its portfolio will typically have a duration of approximately 6-months or less and an average life of 24 months or less, although the Fund reserves the flexibility to invest in longer duration and longer life instruments.

Investment Selection Strategies
In managing the Fund, the Sub-Adviser utilizes a five part decision making process (as monitored by the Adviser on a regular basis):

1.  Identify Securities that meet the Fund’s Investment Selection Criteria.  These are expected to include trade finance related securities and other floating-rate and fixed income securities which are principally obligations of emerging market-domiciled issuers.

2.  Security Screening: Mitigating Macro Risks.  Screen the securities for transactions whose structure, in the  Sub-Adviser’s opinion mitigates the following macro risks to an acceptable level for the Fund:  (i) industry risk, seeking to create and maintain a portfolio with industry diversification; (ii) geographical risk, seeking to diversify on the basis of  underlying country and regional exposure; (iii) interest rate risk, seeking to maintain consistency between the relative value and income and total return objectives of the Fund; (iv) commodity price risk, seeking to hedge against commodity price fluctuations; and (v) exchange rate risk, seeking to minimize and/or hedge exposure to exchange rate volatility.

3.  Security Screening: Mitigating Credit Risks.  Screen the securities for transactions whose structure, in the Sub-Adviser’s opinion mitigates credit risks to an acceptable level for the Fund.

4.  Detailed Credit and Document Review.  The Sub-Adviser will conduct a detailed review of the creditworthiness of each issuer or borrower of each investment by the Fund, including analyzing such issuer’s or borrower’s financial statements, financial ratios and industry peer group, among other credit analysis tools.  The Sub-Adviser will also seek to assess the enforceability and effectiveness of facility and security documentation.

5.  Risk Rating, Risk Adjusted Return and Relative Value Analysis.  The Sub-Adviser will undertake a risk rating assessment followed by a risk adjusted return and relative value analysis of each proposed investment by comparing each security’s yield spread to yield spreads of other trade finance related securities as well as comparable corporate securities, sovereign borrowings, investments with various credit ratings and non-risk mitigated securities.

The Fund may also use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly.  The Fund may also, for example, use derivative contracts to:

●	Increase or decrease the effective duration of the Fund’s existing security positions or overall portfolio;

●	Receive premiums from the sale of derivative contracts (but only in respect of securities held in portfolio);

●	Realize gains from trading a derivative contract (but only in respect of securities held in portfolio);

●	Hedge against potential losses on existing security positions; and/or

●	Hedge risk components on existing security positions by way of proxy or sovereign risk hedging.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will achieve the results intended.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations.  It may do this to minimize potential losses.  This may cause the

Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders or the net asset value of the Fund prior to any such decision to invest in such instruments.  For the purposes of this paragraph, “cash” and shorter term debt securities and similar obligations are defined to include (a) cash balances standing to the credit of bank accounts with licensed financial institutions and/or (b) government securities either issued by, guaranteed by or supported by either the USA or European governments and/or (c) money market funds managed by the Adviser and rated AAA/Aaa by Standard & Poor’s/Moody’s.

Unless otherwise noted, the Fund’s investment objectives and policies, including the policy, that under normal market conditions the Fund will invest at least 80% of its total assets in trade finance related securities, are non-fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”) without approval from the holders of the Fund’s Common Shares (“Common Shareholders”) following the provision of 60 days prior written notice to Common Shareholders.

Listing	The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange under the symbol “[ ]”.

The Adviser and Sub-Adviser
The Fund’s investment adviser is FIMC.  As of June 30, 2010, FIMC and its affiliates managed over $336 billion.  FIMC has engaged GML as a sub-adviser to the Fund.  As of June 30, 2010, GML acted as investment adviser for and/or managed over $565 million of assets.  Under the supervision of the Adviser and oversight by the Board and pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will act as sub-investment adviser to the Fund.  The Sub-Adviser will have day-to-day portfolio management responsibilities for the Fund.

Distributions
Commencing with the Fund's first distribution, the Fund intends to make regular quarterly cash distributions to Common Shareholders.  The Fund will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Common Shareholders cannot be assured, and the amount of each quarterly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared approximately [75-90] days and are expected to be paid approximately [90-120] days after the completion of this offering.  See “Distributions” and "Federal Income Tax Matters."

Dividend Reinvestment Plan
The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless the registered owner of Common Shares elects to receive cash distributions (by contacting the plan administrator) all distributions will be automatically reinvested in additional Common Shares either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value.  Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by [        ], as dividend paying agent. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See “Dividend Reinvestment Plan.”

Closed-end Structure
Closed-end funds differ from traditional, open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.

Shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of this possibility and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

Special Risk Considerations…………………………….
The following describes various principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under “Risk Factors” in this prospectus and under “Additional Investment Information and Restrictions” in the Fund’s Statement of Additional Information.

No Operating History. The Fund is a newly organized, non-diversified closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Market Price of Shares. The shares of closed-end management investment companies frequently trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after completion of the public offering. Net asset value will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities like other market investments may fluctuate.  The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Issuer Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower.

Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the repayment and/or disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Common Shares.

Risks of a Non-Diversified Fund. The Fund is non-diversified. Compared to diversified funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s Share price and performance.

Risks of Investing in Trade Finance Related Securities.  The Fund pursues its investment objectives by investing primarily in trade finance, structured trade finance, export finance and infrastructure and project finance or related obligations of companies or other entities (including sovereign entities)

located primarily in or having exposure to global emerging markets.  As such, the Fund is subject to all of the risks typical of investments generally made in emerging markets, in addition to risks specific to the trade finance asset class.

Emerging Markets.  The Fund will make investments in emerging markets. Investors should be aware that the risks associated with an investment in emerging markets are higher than those attached to similar investments in developed countries.  Investment in emerging markets involves risk factors and special considerations which may not be typically associated with investing in more developed markets and are likely to include but not be restricted to the following:

●
Political and Economic Factors:   Political and economic change and instability may be more likely to occur and have a greater effect on the economies and markets of emerging countries. Government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in the laws and regulations of the relevant country could result in losses.

●
Status of Loan Markets:  In comparison with more developed primary and secondary loan markets, the emerging market loan market is smaller, can be less liquid and as a result potentially more volatile.  This may result in greater volatility in the net asset value of the Fund than would be the case if the investments were made in more developed markets. In addition, settlement, clearing, safe custody and registration procedures may be underdeveloped enhancing the chance of an error, fraud or default, causing losses to the Fund. In addition, custodial expenses for emerging market securities are generally higher than for developed market securities.

●
Legal Considerations: The legal infrastructure and accounting, auditing and reporting standards in emerging markets may not provide the same degree of investor information or protection as would generally apply in more developed markets.  Certain investments in particular emerging markets may be subject to restrictions which may limit the availability of attractive investment opportunities to the Fund.  Furthermore, emerging markets are generally not as efficient as those in more developed countries. In some cases, a market for the security may not exist locally and therefore transactions may need to be made on a neighboring exchange.

●
Costs:  Emerging markets securities may incur brokerage or stock transfer taxes or other withholding taxes levied by foreign governments which may have the effect of increasing the cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale.

●	Regulation: The issuers of emerging markets securities or borrowers in emerging market countries, such as companies, banks and other financial institutions, may be subject to less stringent regulation than would be the case for issuers in developed countries, and therefore the relevant securities potentially carry greater risk.

●
Accounting Reporting Standards: The issuers of emerging market securities or borrowers in emerging market countries, such as companies, banks and other financial institutions, may be subject to local accounting and audit practices. These may differ from international accounting practices leading to a greater risk of financial misreporting or misrepresentation.

●	Credit Ratings: Emerging market loans are often below investment grade, or unrated. The market values of corporate loans rated below investment grade and comparable unrated securities tend to be more sensitive to company-specific developments and changes in economic conditions than those of higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service debt obligations during an economic downturn may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than in the case of investment grade securities. These securities may be subordinated to the prior payment of senior or secured indebtedness.

Tax Risk:  Taxation of interest received by the Fund with respect to emerging market borrowers may be subject to foreign taxes that may or may not be reclaimable. Trade finance related securities may include methods to minimize such risks but no assurance can be given that such techniques will be successful. In addition, markets in which the Fund invests may have less well developed or defined tax laws and procedures than in more developed markets and this may adversely affect the level of tax suffered by investment in those markets. This may also include the imposition of retroactive taxation which had not reasonably been anticipated in the valuation of the assets of the Fund. This may result in uncertainty which could necessitate significant provisions being made for foreign taxes in the calculation of the net asset value of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (RIC) under the Internal Revenue Code of 1986 (the “Code”). In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Interest received by the Fund in connection with its trade finance related investments will be qualifying income for purposes of such requirements, but income from engaging in lending or other business activities would not be qualifying income. The Fund must take into account the distinction between these types of income in structuring its participation in trade finance related investments.

Event Risks. Because of the transaction structuring involved, certain of the Fund’s investments will be backed by commodities or other goods in transit or held in warehouses or physical assets such as plant or land.  Negligence and fraud are always significant risks in transactions involving the financing of such assets.  The Fund may use methods to minimize such risks but no assurance can be given that such efforts will be successful.

Sector Risks.  The trade finance related securities in which the Fund will invest may focus on those used to finance critical commodity imports such as agricultural and soft commodities (e.g. rice, wheat and soy beans) required to feed populations and natural resources based commodities (e.g. oil, coal, ferrous and non-ferrous metals) which provide inputs for the functioning of an evolving economy.  There are special risk associated with the agricultural and soft commodity sector and the natural resources commodity sector that may impact the Fund.

●
Agricultural and Soft Commodities. Under normal market conditions, the Fund will invest in trade finance related securities used to finance agricultural, food and soft commodities imports or which involve trade flows of agricultural goods, foodstuffs, beverages and/or plants as well as capital equipment and machinery related to these sectors. The net asset value of the Fund’s Common Shares may be impacted by factors particular to those sectors. The risks associated with these sectors include (i) the risk of crop failure or diminished crop yields as a result of adverse or unpredictable weather, floods, pestilence or other natural disasters or occurrences, (ii) the risk of damage or loss of crops once harvested when in storage, (iii) the risk of collateral loss owing to the perishability of certain foodstuffs that may be financed owing to delays in transportation or breakdown in chilling or freezing facilities, (iv) changes in global supply and demand for agriculture products, (v) disruptions to price or supply levels arising from demand for “biofuels”, (vi) changes in political conditions, including embargoes and war, which affect agricultural production, imports and exports, (vii) the risk of expropriation of land by national governments, (viii) changes in the price and availability of alternative agricultural commodities and technological advances in agricultural production, and (ix) disruption to the supplies of water or other critical factors of production. Other risks relate to uncertainties of ownership or title of agricultural land or lack of transparent and clear laws with respect to agrarian land usage. National government concerns with respect to food security, feeding of local populations and for affordable food may create additional risks to investments made by the Fund involving the agricultural and food sectors.

●
Natural Resources. Under normal market conditions, the Fund will invest in trade finance related securities in the natural resources and related sectors.  The net asset value of the Fund’s Common Shares may be impacted by factors particular to those sectors.  The risks associated with this sector include (i) the risks of  shortages of natural resources arising from inaccurate levels of  estimated production reserves, (ii) the risks of business interruption owing to shortages of key inputs and factors of production such as labor or energy or feed stock , (iii) transportation risks related to the delivery of natural resources to end users (iv) the risks of adverse environmental consequences arising from natural resource production, and (v) events occurring in nature, inflationary pressures and domestic and international politics. For example, events such as industrial accidents or events occurring in nature (such as floods, earthquakes or fires in prime natural resource areas) and political events (such as expropriation by national governments of natural resources, repudiation of mining, or production licenses or permits, nationalization of foreign companies or joint ventures, fiscal or other sanctions such as denial of export or environmental permits by government departments, coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors. Securities of companies within specific natural resources sectors can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.

Legal Risks. Laws in emerging markets may be less sophisticated than in developed countries. Accordingly the Fund may be subject to additional legal risks concerning its investments in the underlying trade finance related securities and in particular the effectiveness of various legal contracts that form the trade finance related security such as loan documentation, local law security agreements and collateral management arrangements.  These include, but are not limited to, inadequate investor protection, unclear or contradictory legislation or regulations and lack of enforcement thereof, ignorance or breach of legislation or regulations on the part of other market participants, lack of legal redress and breaches of confidentiality.  It may be difficult to obtain and enforce a judgment in certain emerging markets against borrowers or against local assets which provide collateral or security in support of a specific investment in a trade finance related security in which the Fund may be invested.

Collateral Price Risk. Many investment transactions may be supported or secured by underlying collateral, which may include primary commodities, and other secondary or tertiary goods or physical assets. The price of this commodity or asset collateral may be highly volatile in terms of value or subject to illiquidity at the time of a required sale.

Liquidity. Trade finance related securities are not listed on any stock exchange or securities market, and the established or recognized market (if any) for the investments may be relatively small and/or poorly developed, therefore trades may only be executed on a matched bargain basis and prices may not be published or be readily available from an independent price source.

Market Risk. The profitability of the investment strategy of the Fund may depend on correct assessments of the future course of credit spreads of trade finance related securities and other investments by the Adviser and the Sub-Adviser. There can be no assurance that the Adviser or Sub-Adviser will be able to accurately predict such credit spread movements.

Specificity of Certain Investments.  Certain securities in particular jurisdictions may only be held by entities (often banks) resident in those jurisdictions, and not directly by the Fund. Depending on the existence or otherwise and local interpretation of trust or fiduciary laws in the relevant jurisdiction, the Fund may have the risk of such entity holding or registering such security.  In the event of the insolvency of such an entity, the Fund may only rank as an unsecured creditor and the whole or part of such security may be lost.

The Fund may also acquire participations, sub-participations or other interests in emerging market debt, where the additional performance risk of the grantor of such interest will be taken, as well as the risk of the underlying emerging market debt.  In the event of the insolvency of the grantor, the relevant Fund would only rank as an unsecured creditor and the whole or part of the relevant investments may be lost.

Interest Rate Risks. Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.  Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. Non-investment grade securities generally have a higher default risk than investment-grade securities. If an issuer defaults and such default is not cured, or if the amount of the investment by the Fund is not recovered in the course of a restructuring of the issuer’s obligations or a liquidation of a security, the Fund will lose money.  Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s and Sub-Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

In trade finance, many transactions are self-liquidating or supported by letters of credit and guarantees. The Adviser and Sub-Adviser seek to review the credit risks of each instrument individually to properly identify and evaluate the sources of repayment and mitigate these risks. Notwithstanding the Adviser’s or Sub-Adviser’s review, investing in trade finance is a very specialized area, and no assurance can be given that these credit risks can be successfully mitigated and as a result the Fund may experience losses because of incorrect risk assessment or use of risk management techniques including improper structuring, poor documentation, or improper pricing of a trade finance transaction.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including floating rate obligations) before maturity (a call) at a price at or below its current market price. An increase in the likelihood of a call may reduce the security's price, or may reduce the expectation of future returns on an investment.  If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks. In relation to trade finance related securities (which are often characterized by floating rates of interest, where interest rates are fixed periodically by reference to short-term interest rate benchmarks such as LIBOR, it is also possible that credit spreads may decline in relation to a particular borrower, following an investment by the Fund in obligations of such borrower.  In such circumstances, such borrower may have the opportunity to refinance its obligations, including investments held by the Fund, at a lower credit spread than that prevailing on the Fund’s investment, resulting in prepayment of the Fund’s investment prior to maturity (irrespective of movements of underlying interest rates such as LIBOR).  Accordingly, unscheduled prepayments on underlying Fund investments are possible, and in such circumstances the Fund could be required to reinvest the proceeds of the prepayments at the lower credit spreads then available in respect of the borrower which has prepaid, and/or in obligations of other borrowers where the credit spreads relevant to such borrowers may have fallen. Prepayment risk may be reduced if lenders are successful in negotiating fees which are payable by the borrower in the event of a prepayment.  No assurance can be given that the Adviser or Sub Adviser will be able to identify trade finance related securities that have prepayment fees.

Liquidity Risks.  It is anticipated that a substantial portion of the Fund’s total assets will be deemed illiquid. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received credit ratings below investment-grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Non-investment grade securities generally have less liquidity than investment grade securities.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.  This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated or subject to legal restrictions on manner of sale, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.

Risks Associated with Non-investment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks Related to the U.S. and Global Economies.  Lower grade and unrated security returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Risks of a sovereign debt and banking crisis. In the second quarter of 2010, fears arose that a sovereign debt crisis in Europe would re-infect the banking sector with a second wave of significant loan losses and write downs. This risk has abated but if such an event was to occur, the Fund could be subject to losses.

Risks of Foreign Investing. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the performance and/or liquidity of the Fund’s investments.

Since many loan instruments involve parties (for example, lenders, borrowers, and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk can make securities that are denominated in foreign currency more volatile than securities denominated in US Dollars. The Adviser and Sub-Adviser attempt to manage currency risk by limiting the Fund’s exposure to currency movement through hedging. Currency risk diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Investing in Derivative Contracts and Hybrid Instruments.  The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also create risks associated with the effects of leverage because an investment in a derivative contract exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Sub-Adviser and the individual portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that the Sub-Adviser and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by the Sub-Adviser and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market Disruption. The wars in Iraq and Afghanistan, instability in the Middle East and terrorist attacks around the world may adversely affect the performance of U.S. and worldwide financial markets and may cause economic uncertainties in the U.S. and elsewhere. The Fund cannot predict the future course of world affairs or the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Anti-takeover Provisions. The Fund’s Agreement and Declaration of Trust

includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by Common Shareholders	[ ]%(1)(2)(3)
Dividend reinvestment plan fees	None

Annual Expenses	Percentage of net assets attributable to Common Shares
Management fee	[1.25]%
Other expenses	[ ]%(4)
Total annual expenses	[ ]%(5)

The Other expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately [     ] Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase as a percentage of net assets attributable to Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of [  ]% of net assets attributable to the Common Shares and (2) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

_______________________

*
The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)
The Adviser or an affiliate has agreed to pay all of the Fund’s organizational expenses and Common Share offering costs (other than sales load) that exceed $0.04 per Common Share (0.20% of the offering price).

(2)	The Adviser (not the Fund) has agreed to pay from its own assets a structuring fee to each of [ ], [ ], and [ ]. See “Underwriting.”

(3)
You will pay a pro-rata share of brokerage charges incurred in connection with open-market purchases. You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)	Estimated expenses based on the current fiscal year.

(5)
The Adviser has contractually agreed to waive its management fees and/or reimburse expenses in an amount, not to exceed the amount of the advisory fee, so that total annual fund operating expenses paid by the Fund’s Common Shares (after the waivers and/or reimbursements) will not exceed [1.50]% (excluding acquired fund fees and expenses, if any). This contractual fee waiver will be in place for the first 5 years of the Fund’s operations and may only be terminated or revised by the Fund’s Board of Trustees.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on August [  ], 2010, pursuant to a Certificate of Trust, which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, and its telephone number is 1-800-341-7400.  The Fund’s investment adviser is Federated Investment Management Company (“FIMC” or the “Adviser”).  Under the supervision of the Adviser and oversight by the Board of Trustees of the Fund (the “Board”) GML Capital LLP (“GML” or the “Sub-Adviser”) will have day-to-day portfolio management responsibilities of the Fund.

This prospectus relates to the initial public offering of the Fund’s common shares of beneficial interest, $.01 par value (the “Common Shares”).  See “Underwriting.”

USE OF PROCEEDS

The net proceeds of this offering of the Fund’s Common Shares will be approximately $[         ] ($[       ] if the underwriters exercise the overallotment option in full) after payment of the sales load and offering costs (other than the sales load) expected to be approximately $0.04 per share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund would earn interest income at a modest rate. If the Fund’s investments are delayed, the first planned distribution could consist principally of a return of capital.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s investment objectives are to provide current income, with total return as a secondary objective.  The Fund pursues its investment objectives primarily by investing in floating-rate trade finance related securities (and other floating-rate and fixed-income securities) that generate interest income. No assurance can be given that the Fund’s investment objectives will be achieved.  Under normal market conditions, the Fund’s investment program will consist primarily of investing in commodity finance, structured trade finance, export finance and infrastructure and project finance or related obligations of companies or other entities (including sovereign entities) located primarily in or having exposure to global emerging markets (“trade finance related securities”).  Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in trade finance related securities.  Up to 20% of the Fund’s assets may be invested in other types of fixed-income securities and money market instruments.  It is the Adviser and Sub-Adviser’s intent to focus the Fund’s investments in trade finance related securities.  Unless otherwise noted, the Fund’s investment objectives and policies, including the policy, that under normal market conditions the Fund will invest at least 80% of its total assets in trade finance related securities, are non-fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”) without approval from the holders of the Fund’s Common Shares (“Common Shareholders”) following the provision of 60 days prior written notice to Common Shareholders.

Primary Investment Policies

The Fund seeks to provide investors with a portfolio that exceeds the 3-Month London Inter-bank Offered Rates (“LIBOR”) with low volatility and low correlation to stock and fixed income market returns as well as commodities. The Fund’s investments are expected to consist primarily of loans, or similar instruments used directly or indirectly to finance international trade and related infrastructure projects.  These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments.  The Fund may gain exposure to such investments by way of purchase, assignment, participation, sub-participation, guarantee, insurance, derivative or any other appropriate financial instrument.  The Fund may also take positions in more traditional assets including bonds, equities, and foreign exchange instruments, as well as derivatives for the purpose of hedging and investment.  The Fund may also use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  The Fund is non-diversified.  Compared to diversified funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities.  This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s performance.

Trade finance is a long established form of commercial financing that involves providing producers, traders, manufacturers, distributors and end users with short and medium term loans or other forms of credit.  Trade finance is a major loan asset class for many of the world’s commercial banks and trade finance is an important source of funding in emerging markets.  Trade finance is typically used to finance critical commodity imports such as agricultural and soft commodities (e.g. rice, wheat and soy beans) required to feed populations and natural resources based commodities (e.g. oil, coal, ferrous and non-ferrous metals) which provide inputs for the functioning of an evolving economy.  For emerging economies that are exporters of commodities, payments made in advance and prior to export sale (“pre-export finance”) provide a way for banks and other lenders to lend to local producers against future earnings.  Trade finance also finances and the industrialization of these economies in the form of project finance and project-related lending.  This lending activity is supported by commercial banks, export credit agencies as well s multilateral agencies. Imports that are financed will include production inputs, inventory and plant and equipment.  Many transaction of this type facilitate import substitution and/or countries’ abilities to export.

The Sub-Adviser believes that trade finance is a risk mitigated asset class and historically while trade finance is not immune from default arising from credit, economic or sovereign risk factors, during these periods of financial stress, treatment of trade finance creditors typically has been preferential either formally or informally as a result of:

●	The underlying use or purpose of funds (critical imports or key exports, governmental economic priorities, etc.);

●	The types of transactional security (export contracts, escrow accounts, inventory, fixed assets, etc.); and

●	The recognition of the economic benefits that are derived from trade generally.

During sovereign and corporate restructurings, trade finance related securities can achieve differentiated treatment in a default and then recovery situation compared to other forms of debt.

The Fund anticipates that the trade finance related securities held in its portfolio will typically have a duration of approximately 6-months or less and an average life of 24 months or less, although the Fund reserves the flexibility to invest in longer duration and longer life instruments.

In managing the Fund, the Sub-Adviser utilizes a five part decision making process (as monitored by the Adviser on a regular basis):

1.  Identify Securities that meet the Fund’s Investment Selection Criteria.  These are expected to include trade finance related securities and other floating-rate and fixed income securities which are principally obligations of emerging market-domiciled issuers.

2.  Security Screening: Mitigating Macro Risks.  Screen the securities for transactions whose structure, in the  Sub-Adviser’s opinion mitigates the following macro risks to an acceptable level for the Fund:  (i) industry risk, seeking to create and maintain a portfolio with industry diversification; (ii) geographical risk, seeking to diversify on the basis of  underlying country and regional exposure; (iii) interest rate risk, seeking to maintain consistency between the relative value and income and total return objectives of the Fund; (iv) commodity price risk, seeking to hedge against commodity price fluctuations; and (v) exchange rate risk, seeking to minimize exchange rate volatility.

3.  Security Screening: Mitigating Credit Risks.  Screen the securities for transactions whose structure, in the Sub-Adviser’s opinion mitigates credit risks to an acceptable level for the Fund.

4.  Detailed Credit and Document Review.  The Sub-Adviser will conduct a detailed review of the creditworthiness of each issuer or borrower of each investment by the Fund, including analyzing such issuer’s or borrower’s financial statements, financial ratios and industry peer group, among other credit analysis tools.  The Sub-Adviser will also seek to assess the enforceability and effectiveness of facility and security documentation.

5.  Risk Rating, Risk Adjusted Return and Relative Value Analysis.  The Sub-Adviser will undertake a risk rating assessment followed by a risk adjusted return and relative value analysis of each proposed investment by comparing each security’s yield spread to yield spreads of other trade finance related securities as well as comparable corporate securities, sovereign borrowings, investments with various credit ratings and non-risk mitigated securities.

The Fund may also use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly.  The Fund may also, for example, use derivative contracts to:

●	Increase or decrease the effective duration of the Fund’s existing security positions or overall portfolio;

●	Receive premiums from the sale of derivative contracts (but only in respect of securities held in portfolio);

●	Realize gains from trading a derivative contract (but only in respect of securities held in portfolio);

●	Hedge against potential losses on existing security positions; and/or

●	Hedge risk components on existing security positions by way of proxy or sovereign risk hedging.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will achieve the results intended.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations.  It may do this to minimize potential losses.  This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders or the net asset value of the Fund prior to any such decision to invest in such instruments.  For the purposes of this paragraph, “cash” and shorter term debt securities and similar obligations are defined to include (a) cash balances standing to the credit of bank accounts with licensed financial institutions and/or (b) government securities either issued by, guaranteed by or supported by either the USA or European governments and/or (c) money market funds managed by the Adviser and rated AAA/Aaa by Standard & Poor’s/Moody’s.

Primary Investment Types

The Fund may invest in, among other things, the type of securities and instruments described below.

Trade Finance Related Securities.  The Adviser and Sub-Adviser will attempt to identify opportunities and invest the Fund’s assets in trade finance related securities.  Specifically these securities will consist of trade finance, structured trade finance, project finance or export finance transactions where there is a flow of goods or services (typically of a cross-border nature) and a financing need.  These trade finance structures are subject to significant individual variation but typical structures may include but not be limited to the following:

Buyer’s credit.  An extension of credit typically made by a bank to a buyer of goods (i.e.: importer) to finance the purchase of goods under a commercial contract of sale.

Contract frustration and trade credit indemnity.  An insurance policy issued by an insurer in favor of an insured (typically a supplier or a bank) that provides conditional coverage to the insured against loss incurred as a result of non-payment/non delivery by an obligor involved in a trade transaction.

Cross border leases.  Cross border leases, often structured with insignificant residual value.

Diversified Payment Rights. Diversified payment rights such as payment order collections made via Society for Worldwide Inter-bank Financial Telecommunication system (“SWIFT MT 100”).  Underlying payments are often trade related.

Export credit agency financing.  A loan where an export credit agency acts as lender, co-lender or guarantor.

Forfaiting. The discount without recourse of a Letter of Credit, promissory note, bill of exchange or other form of negotiable financial instrument.

Import finance.  An extension of credit made to an importer that finances his imports.

Inventory finance.  An extension of credit made to a borrowing entity (be it an importer or exporter) secured against the physical inventory held and owned by that borrower. The inventory may be held in a warehouse.

Letter of credit (L/C).  A written undertaking, or obligation, of a bank made at the request of its customer (usually an importer) to honor or pay an exporter against presentation of trade documents that comply with terms specified in the letter of credit.

Multilateral agency financing.  A loan where a multilateral agency acts as either a lender or a co-lender.  Such a loan may benefit from preferred creditor status in the event of shortages of foreign exchange that may be experienced by sovereign governments.

Pre-export finance.  An extension of credit to an exporter before export of the goods has taken place. This can be secured against the subject goods or sales proceeds, or unsecured.

Pre-payment agreement.  An extension of credit to an exporter where the source of repayment is through the future export of goods.  The difference between Pre-export finance and a Pre-payment agreement is that the latter arrangement may involve the buyer of the goods as a contractual party and is in effect a payment for goods in advance of delivery.

Promissory notes, bills of exchange and other forms of negotiable instrument.  A written promise to pay issued by (or drawn on) an obligor in favor of a beneficiary.

Receivables.  Receivables or flows of receivables created in consideration for the transfer of goods and services.

Receivable or invoice purchase agreement. The purchase of receivables either on a with or without recourse basis.

Repurchase or Procurement Agreement. A form of off balance sheet  inventory finance where the lender rather than lend secured against inventory, purchases the inventory from a borrower or directly from a supplier on behalf of the borrower. The inventory is then sold back to the borrower at the end of the financing period.

Supplier credit.  An extension of credit made by a supplier (or exporter) to an importer to finance a purchase of goods.  Banks or other lenders may purchase or participate in the credit instrument if the instrument permits transfer.

Tolling finance. An extension of credit made by a lender such as a bank or a commodity trader which finances a tolling agreement. A tolling agreement is an agreement whereby a toller enters into an agreement with an owner of raw materials to process or refine raw materials for a specified fee (“toll”). During the period of the tolling agreement the raw material and refined product remain the property of the original owner. Tolling finance involves the lender funding the tolling payments in exchange for security over the raw material.

Trade finance related loans and other loan assignments and participations.  The Fund expects primarily to purchase trade finance loans and other loans by assignment, sub-participation, transfer or novation from a participant in the original syndicate of lenders or from subsequent holders of such interests.  The Fund may also purchase participations on a primary basis from a mandated lead arranger during the formation of the original syndicate making such loans.  Loan participations typically represent direct participations in a loan to a corporate or other borrower, and generally are offered by banks or other financial institutions or on behalf of themselves or the lending syndicate.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit or counterparty risk associated with an interposed bank or other financial intermediary.

Fixed-Income Securities.  The Fund may also invest in other fixed-income securities that pay interest, dividends or distributions at a specified rate.  The rate may be a fixed percentage of the principal or adjusted periodically.  In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.  Fixed-income securities provide more regular income than equity securities.  However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings.  This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund may invest:

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies (see the following description of “Loan Instruments”). The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Loan Instruments.  The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan assignment or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property, which is commonly referred to as collateral. The purpose of securing loans is to allow the lenders to exercise rights over the collateral if a loan is not repaid as required by the terms of the loan agreement. Collateral may include security interests in receivables, goods, commodities, or real property. With regard to trade finance loan transactions the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may also be tranched or tiered with respect to collateral rights. Unsecured loans expose the lenders to increased credit risk. The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets). The Fund treats loan instruments as a type of fixed-income security. Loans and loan-related instruments are generally considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument. Additionally, in the case of some loans, such as those related to trade finance, there is a limited secondary market. The liquidity of a particular loan will be determined by the Adviser under guidelines adopted by the Fund’s Board.

Loan Assignments.  The Fund may purchase a loan assignment from the agent bank or other member of the lending syndicate. Investments in loans through an assignment may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Loan Participations.  The Fund may purchase a funded participation interest in a loan, by which the Fund has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution, or lending syndicate) that has a direct contractual relationship with a borrower. In loan participations, the Fund does not have a direct contractual relationship with the borrower. The fund may also purchase a type of a participation interest, known as risk participation interest. In this case, the Fund will receive a fee in exchange for the promise to make a payment to a lender if a borrower fails to make a payment of principal, interest, or fees, as required by the loan agreement. When purchasing loan participations, the Fund will be exposed to credit risk of the borrower and, in some cases, the intermediary offering the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service or, if rated, may be below investment grade and expose the fund to the risks of noninvestment-grade securities.

Treasury Securities.  Treasury securities are direct obligations of the federal government of the United States.  Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities.  Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States.  These include Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.  Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate debt securities. Corporate debt securities are fixed-income securities issued by businesses.  Notes, bonds, debentures, credit linked notes and commercial paper are the most prevalent types of corporate debt securities.  The Fund may also purchase interests in bank loans to companies.  The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Lower-rated, fixed-income securities. Lower-rated fixed-income securities are securities rated below investment-grade (i.e., BB or lower) by a nationally recognized statistical rating organization (NRSRO). There is no minimal acceptable rating for a security to be purchased or held by the Fund and the Fund may purchase or hold unrated securities and securities whose issuers are in default.

Mortgage backed securities.  Mortgage backed securities represent interests in pools of mortgages.  The mortgages that comprise a pool normally have similar interest rates, maturities and other terms.  Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.  Mortgage backed securities come in a variety of forms.  Many have extremely complicated terms.  The simplest form of mortgage backed securities are pass-through certificates.  An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages.  Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month.  Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages.  As a result, the holders assume all the prepayment risks of the underlying mortgages.

Asset-backed securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks.

Foreign Securities. A substantial portion of the Fund’s investments will be in obligations of non-U.S. issuers or borrowers, including those of issuers in emerging markets.  The value of foreign securities is affected by changes in currency rates, foreign tax laws (including, without limitation, withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.  Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries.  Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in United States dollars.  Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies.  In addition, the Fund will incur costs in connection with conversions between various currencies, and currently foreign securities may not be eligible for the reduced rate of taxation applicable to qualified dividend income.

Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies, there may be less or less reliable publicly available information about a foreign company than about a United States company. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies in foreign jurisdictions than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions for, or loss of certificates of, portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.

Foreign government securities.  Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, International Bank for Reconstruction and Development (the World Bank), Asian Development Bank, European Bank for Reconstruction and Development, European Investment Bank and Inter-American Development Bank.  Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Foreign-Exchange Contracts. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the repayment or sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Derivative Contracts.  Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade in over-the-counter (“OTC”) derivative contracts in transactions negotiated directly between the Fund and the counterparty.  OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts.  In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may not invest in a derivative contract if it is not permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument (or, in the case of a Reference Instrument that is an index, the securities or derivatives that comprise the index).  See the Statement of Additional Information (the “SAI”) for more information on the specific types and/or combinations of derivative contracts the Fund may invest in.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.  A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts. Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option.  Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts. A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

Hybrid Instruments.  Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract).  Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, currencies, indices, or other assets or instruments (each a, “Valuation Instrument”).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security).  In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument.  Second, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Additional Investment Practices

Portfolio turnover.  The Fund cannot accurately predict its portfolio turnover rate. However, the Fund’s portfolio strategy will be generally to hold trade finance related securities to maturity rather than to actively trade these securities. The Sub-Adviser therefore estimates an annual turnover rate of approximately in a range of [20-50]% after the Fund is fully invested in accordance with its investment strategy.  A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains.

Securities Lending.  The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written covered call contract or otherwise segregated to cover its exposures to certain derivative instruments.

Repurchase Agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.  This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Adviser reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Asset Segregation.  In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities in accordance with applicable regulations. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.  With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund may modify its asset segregation policies in the future to comply with any changes in the asset coverage requirements articulated by the SEC and its staff. In general, the Fund intends to settle all derivative transactions in cash.

Illiquid Securities. Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the Fund cannot dispose of within seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933.

Investing in Securities of Other Investment Companies. The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.  However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.  The Fund may invest in money market securities directly.

RISK FACTORS

No Operating History. The Fund is a newly organized, non-diversified closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Market Price of Shares. The shares of closed-end management investment companies frequently trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after completion of the public offering. Net asset value will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities like other market investments may fluctuate.  The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Issuer Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower.

Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the repayment and/or disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Common Shares.

Risks of a Non-Diversified Fund. The Fund is non-diversified. Compared to diversified funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s Share price and performance.

Risks of Investing in Trade Finance Related Securities.  The Fund pursues its investment objectives by investing primarily in trade finance, structured trade finance, export finance and infrastructure and project finance or related obligations of companies or other entities (including sovereign entities) located primarily in or having exposure to global emerging markets.  As such, the Fund is subject to all of the risks typical of investments generally made in emerging markets, in addition to risks specific to the trade finance asset class.

Emerging Markets.  The Fund will make investments in emerging markets. Investors should be aware that the risks associated with an investment in emerging markets are higher than those attached to similar investments in developed countries.  Investment in emerging markets involves risk factors and special considerations which may not be typically associated with investing in more developed markets and are likely to include but not be restricted to the following:

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Political and Economic Factors:   Political and economic change and instability may be more likely to occur and have a greater effect on the economies and markets of emerging countries. Government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in the laws and regulations of the relevant country could result in losses.

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Status of Loan Markets:  In comparison with more developed primary and secondary loan markets, the emerging market loan market is smaller, can be less liquid and as a result potentially more volatile.  This may result in greater volatility in the net asset value of the Fund than would be the case if the investments were made in more developed markets. In addition, settlement, clearing, safe custody and registration procedures may be underdeveloped enhancing the chance of an error, fraud or default, causing losses to the Fund. In addition, custodial expenses for emerging market securities are generally higher than for developed market securities.

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Legal Considerations: The legal infrastructure and accounting, auditing and reporting standards in emerging markets may not provide the same degree of investor information or protection as would generally apply in more developed markets.  Certain investments in particular emerging markets may be subject to restrictions which may limit the availability of attractive investment opportunities to the Fund.  Furthermore, emerging markets are generally not as efficient as those in more developed countries. In some cases, a market for the security may not exist locally and therefore transactions may need to be made on a neighboring exchange.

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Costs:  Emerging markets securities may incur brokerage or stock transfer taxes or other withholding taxes levied by foreign governments which may have the effect of increasing the cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale.

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Regulation: The issuers of emerging markets securities or borrowers in emerging market countries, such as companies, banks and other financial institutions, may be subject to less stringent regulation than would be the case for issuers in developed countries, and therefore the relevant securities potentially carry greater risk.

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Accounting Reporting Standards: The issuers of emerging market securities or borrowers in emerging market countries, such as companies, banks and other financial institutions, may be subject to local accounting and audit practices. These may differ from international accounting practices leading to a greater risk of financial misreporting or misrepresentation.

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Credit Ratings: Emerging market loans are often below investment grade, or unrated. The market values of corporate loans rated below investment grade and comparable unrated securities tend to be more sensitive to company-specific developments and changes in economic conditions than those of higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service debt obligations during an economic downturn may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than in the case of investment grade securities. These securities may be subordinated to the prior payment of senior or secured indebtedness.

Tax Risk:  Taxation of interest received by the Fund with respect to emerging market borrowers may be subject to foreign taxes that may or may not be reclaimable. Trade finance related securities may include methods to minimize such risks but no assurance can be given that such techniques will be successful. In addition, markets in which the Fund invests may have less well developed or defined tax laws and procedures than in more developed markets and this may adversely affect the level of tax suffered by investment in those markets. This may also include the imposition of retroactive taxation which had not reasonably been anticipated in the valuation of the assets of the Fund. This may result in uncertainty which could necessitate significant provisions being made for foreign taxes in the calculation of the net asset value of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (RIC) under the Internal Revenue Code of 1986 (the “Code”). In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Interest received by the Fund in connection with its trade finance related investments will be qualifying income for purposes of such requirements, but income from engaging in lending or other business activities would not be qualifying income. The Fund must take into account the distinction between these types of income in structuring its participation in trade finance related investments.

Event Risks. Because of the transaction structuring involved, certain of the Fund’s investments will be backed by commodities or other goods in transit or held in warehouses or physical assets such as plant or land.  Negligence and fraud are always significant risks in transactions involving the financing of such assets.  The Fund may use methods to minimize such risks but no assurance can be given that such efforts will be successful.

Sector Risks.  The trade finance related securities in which the Fund will invest may focus on those used to finance critical commodity imports such as agricultural and soft commodities (e.g. rice, wheat and soy beans) required to feed populations and natural resources based commodities (e.g. oil, coal, ferrous and non-ferrous metals) which provide inputs for the functioning of an evolving economy.  There are special risk associated with the agricultural and soft commodity sector and the natural resources commodity sector that may impact the Fund.

●
Agricultural and Soft Commodities. Under normal market conditions, the Fund will invest in trade finance related securities used to finance agricultural, food and soft commodities imports or which involve trade flows of agricultural goods, foodstuffs, beverages and/or plants as well as capital equipment and machinery related to these sectors. The net asset value of the Fund’s Common Shares may be impacted by factors particular to those sectors. The risks associated with these sectors include (i) the risk of crop failure or diminished crop yields as a result of adverse or unpredictable weather, floods, pestilence or other natural disasters or occurrences, (ii) the risk of damage or loss of crops once harvested when in storage, (iii) the risk of collateral loss owing to the perishability of certain foodstuffs that may be financed owing to delays in transportation or breakdown in chilling or freezing facilities, (iv) changes in global supply and demand for agriculture products, (v) disruptions to price or supply levels arising from demand for “biofuels”, (vi) changes in political conditions, including embargoes and war, which affect agricultural production, imports and exports, (vii) the risk of expropriation of land by national governments, (viii) changes in the price and availability of alternative agricultural commodities and technological advances in agricultural production, and (ix) disruption to the supplies of water or other critical factors of production. Other risks relate to uncertainties of ownership or title of agricultural land or lack of transparent and clear laws with respect to agrarian land usage. National government concerns with respect to food security, feeding of local populations and for affordable food may create additional risks to investments made by the Fund involving the agricultural and food sectors.

●
Natural Resources. Under normal market conditions, the Fund will invest in trade finance related securities in the natural resources and related sectors.  The net asset value of the Fund’s Common Shares may be impacted by factors particular to those sectors.  The risks associated with this sector include (i) the risks of  shortages of natural resources arising from inaccurate levels of  estimated production reserves, (ii) the risks of business interruption owing to shortages of key inputs and factors of production such as labor or energy or feed stock , (iii) transportation risks related to the delivery of natural resources to end users (iv) the risks of adverse environmental consequences arising from natural resource production, and (v) events occurring in nature, inflationary pressures and domestic and international politics. For example, events such as industrial accidents or events occurring in nature (such as floods, earthquakes or fires in prime natural resource areas) and political events (such as expropriation by national governments of natural resources, repudiation of mining, or production licenses or permits, nationalization of foreign companies or joint ventures, fiscal or other sanctions such as denial of export or environmental permits by government departments, coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors. Securities of companies within specific natural resources sectors can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.

Legal Risks. Laws in emerging markets may be less sophisticated than in developed countries. Accordingly the Fund may be subject to additional legal risks concerning its investments in the underlying trade finance related securities and in particular the effectiveness of various legal contracts that form the trade finance related security such as loan documentation, local law security agreements and collateral management arrangements.  These include, but are not limited to, inadequate investor protection, unclear or contradictory legislation or regulations and lack of enforcement thereof, ignorance or breach of legislation or regulations on the part of other market participants, lack of legal redress and breaches of confidentiality.  It may be difficult to obtain and enforce a judgment in certain emerging markets against borrowers or against local assets which provide collateral or security in support of a specific investment in a trade finance related security in which the Fund may be invested.

Collateral Price Risk. Many investment transactions may be supported or secured by underlying collateral, which may include primary commodities, and other secondary or tertiary goods or physical assets. The price of this commodity or asset collateral may be highly volatile in terms of value or subject to illiquidity at the time of a required sale.

Liquidity. Trade finance related securities are not listed on any stock exchange or securities market, and the established or recognized market (if any) for the investments may be relatively small and/or poorly developed, therefore trades may only be executed on a matched bargain basis and prices may not be published or be readily available from an independent price source.

Market Risk. The profitability of the investment strategy of the Fund may depend on correct assessments of the future course of credit spreads of trade finance related securities and other investments by the Adviser and the Sub-Adviser. There can be no assurance that the Adviser or Sub-Adviser will be able to accurately predict such credit spread movements.

Specificity of Certain Investments.  Certain securities in particular jurisdictions may only be held by entities (often banks) resident in those jurisdictions, and not directly by the Fund. Depending on the existence or otherwise and local interpretation of trust or fiduciary laws in the relevant jurisdiction, the Fund may have the risk of such entity holding or registering such security.  In the event of the insolvency of such an entity, the Fund may only rank as an unsecured creditor and the whole or part of such security may be lost.

The Fund may also acquire participations, sub-participations or other interests in emerging market debt, where the additional performance risk of the grantor of such interest will be taken, as well as the risk of the underlying emerging market debt.  In the event of the insolvency of the grantor, the relevant Fund would only rank as an unsecured creditor and the whole or part of the relevant investments may be lost.

Interest Rate Risks. Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.  Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. Non-investment grade securities generally have a higher default risk than investment-grade securities. If an issuer defaults and such default is not cured, or if the amount of the investment by the Fund is not recovered in the course of a restructuring of the issuer’s obligations or a liquidation of a security, the Fund will lose money.  Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s and Sub-Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

In trade finance, many transactions are self-liquidating or supported by letters of credit and guarantees. The Adviser and Sub-Adviser seek to review the credit risks of each instrument individually to properly identify and evaluate the sources of repayment and mitigate these risks. Notwithstanding the Adviser’s or Sub-Adviser’s review, investing in trade finance is a very specialized area, and no assurance can be given that these credit risks can be successfully mitigated and as a result the Fund may experience losses because of incorrect risk assessment or use of risk management techniques including improper structuring, poor documentation, or improper pricing of a trade finance transaction.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including floating rate obligations) before maturity (a call) at a price at or below its current market price. An increase in the likelihood of a call may reduce the security's price, or may reduce the expectation of future returns on an investment.  If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks. In relation to trade finance related securities (which are often characterized by floating rates of interest, where interest rates are fixed periodically by reference to short-term interest rate benchmarks such as LIBOR, it is also possible that credit spreads may decline in relation to a particular borrower, following an investment by the Fund in obligations of such borrower.  In such circumstances, such borrower may have the opportunity to refinance its obligations, including investments held by the Fund, at a lower credit spread than that prevailing on the Fund’s investment, resulting in prepayment of the Fund’s investment prior to maturity (irrespective of movements of underlying interest rates such as LIBOR).  Accordingly, unscheduled prepayments on underlying Fund investments are possible, and in such circumstances the Fund could be required to reinvest the proceeds of the prepayments at the lower credit spreads then available in respect of the borrower which has prepaid, and/or in obligations of other borrowers where the credit spreads relevant to such borrowers may have fallen. Prepayment risk may be reduced if lenders are successful in negotiating fees which are payable by the borrower in the event of a prepayment.  No assurance can be given that the Adviser or Sub Adviser will be able to identify trade finance related securities that have prepayment fees.

Liquidity Risks.  It is anticipated that a substantial portion of the Fund’s total assets will be deemed illiquid. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received credit ratings below investment-grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Non-investment grade securities generally have less liquidity than investment grade securities.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.  This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated or subject to legal restrictions on manner of sale, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.

Risks Associated with Non-investment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks Related to the U.S. and Global Economies.  Lower grade and unrated security returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Risks of a sovereign debt and banking crisis. In the second quarter of 2010, fears arose that a sovereign debt crisis in Europe would re-infect the banking sector with a second wave of significant loan losses and write downs. This risk has abated but if such an event was to occur, the Fund could be subject to losses.

Risks of Foreign Investing. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the performance and/or liquidity of the Fund’s investments.

Since many loan instruments involve parties (for example, lenders, borrowers, and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk can make securities that are denominated in foreign currency more volatile than securities denominated in US Dollars. The Adviser and Sub-Adviser attempt to manage currency risk by limiting the Fund’s exposure to currency movement through hedging. Currency risk diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Investing in Derivative Contracts and Hybrid Instruments.  The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also create risks associated with the effects of leverage because an investment in a derivative contract exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Sub-Adviser and the individual portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that the Sub-Adviser and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by the Sub-Adviser and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market Disruption. The wars in Iraq and Afghanistan, instability in the Middle East and terrorist attacks around the world may adversely affect the performance of U.S. and worldwide financial markets and may cause economic uncertainties in the U.S. and elsewhere. The Fund cannot predict the future course of world affairs or the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Anti-takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (each of which are defined below) and the Sub-Adviser under the Sub-Advisory Agreement (each of which are defined below), is the responsibility of the Fund’s board of trustees (the “Board”) under the laws of the State of Delaware.  The name and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations are set forth under “Management of the Fund” in the Statement of Additional Information.

The Adviser

Federated Investment Management Company acts as the Fund’s investment adviser (the “Adviser”) under an investment advisory agreement (the “Advisory Agreement”).  Federated Advisory Services Company (“FASC”), an affiliate of the Adviser, provides certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.  The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.  The Adviser is a direct wholly-owned subsidiary of Federated Investors, Inc. (“Federated”), a publicly-held company.  The Adviser and other subsidiaries of Federated advise approximately 158 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled over $336 billion in assets as of June 30, 2010. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to nearly 5,200 investment professionals and institutions.

Messrs. Ihab Salib and Christopher McGinley are the Fund’s portfolio managers and together with the members of the Sub-Adviser’s portfolio management team discussed below, are responsible for managing the Fund’s overall investment program, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser.

Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader/Assistant Vice President of the Fund’s Adviser. In July 2000, he was named a Vice President of the Fund’s Adviser. He has served as a portfolio manager of funds and accounts managed by the Fund’s adviser since January 2002.  From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Mr. McGinley joined Federated in 2004 as an associate research analyst in the international fixed income department. He became an Assistant Vice President of the Adviser in 2005. Mr. McGinley worked in Senator Rick Santorum’s office in 2001 and from 2002 to 2004 he served as a Legislative Correspondent for Senator Santorum. Mr. McGinley earned his B.S. and received his M.P.I.A. from the University of Pittsburgh.

The Sub-Adviser

        The Adviser has engaged GML Capital LLP (“GML” or the “Sub-Adviser”), a limited liability partnership incorporated in England and Wales, to serve as Sub-Adviser to the Fund to assist the Adviser in managing the Fund’s overall investment program including advice on the Fund’s trade finance related security portfolio.

Under the supervision of the Adviser and oversight by the Board and pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser will act as sub-investment adviser to the Fund.  The Sub-Adviser will have day-to-day portfolio management responsibilities for the Fund.

The Sub-Adviser was incorporated as a limited liability partnership in England and Wales on March 21, 2007.  The principal place of business of the Sub-Adviser is at the Met Building, 22 Percy Street, London W1T 2BU England.  The Sub-Adviser is a privately-owned financial services firm, based in London.

The Sub-Adviser is authorized and regulated by the Financial Services Authority (the “FSA”) in the United Kingdom under the United Kingdom Financial Services and Market Act 2000.  The Sub-Adviser is also a U.S. registered investment adviser under the Investment Advisers Act of 1940, as amended.  As of June 30, 2010, GML acted as investment adviser for and/or managed over $565 million of assets.

The Managing Member of the Sub-Adviser is GML International Limited which was established in London in 1983 (the “Managing Member”).  The ultimate owners of the Managing Member are Stefan Pinter and Theodore Stohner, who are also members (partners) of the Sub-Adviser.  The Managing Member is a private limited company engaged in a broad range of investment banking activities and has historically been focused on the emerging countries of Eastern and Central Europe, Central Asia and, the Middle East and Africa, although the firm has conducted business throughout the rest of the global emerging markets.  The Managing Member maintains offices in Genoa in Italy, Kiev in the Ukraine, Moscow in the Russian Federation and Tbilisi in Georgia.

The Adviser, Sub-Adviser and the Managing Member of GML, have entered into an agreement pursuant to which the Adviser has the option to purchase the investment advisory business of GML relating to trade finance related securities from the Managing Member and other partners upon achievement of specified asset and revenue targets.  In addition, under the terms of this agreement, it is anticipated that the Adviser and Sub-Adviser will co-manage, promote and/or distribute other pooled investment vehicles that invest in trade finance related securities.

Mr. Suresh Advani is the Sub-Adviser’s portfolio manager for the Fund and responsible for overall portfolio performance and composition and reports to Mr. Stefan Pinter CEO of GML.  Mr. Advani is further charged with consulting with the Adviser and supervising the portfolio team that manages GML’s investment activities in the area of trade finance related securities which includes the Fund.  Mr. Advani joined GML International Limited in October 2005, and became a member of the Sub-Adviser in April 2008, and since joining GML International Limited has been responsible for developing the Sub-Adviser’s investment activities in the area of trade finance related securities.  Prior to joining GML International Limited, Mr. Advani worked for JP Morgan Chase (the predecessor of which was The Chase Manhattan Bank) from 1981 to 1998, Dresdner Kleinwort Wasserstein from 1999 to 2001, Jardine Lloyd Thompson from 2002 to 2003 and Exporters Insurance Company Limited from 2003 to 2005.

The Fund, the Adviser and the Sub-Adviser have adopted codes of ethics relating to personal securities transactions (the “Codes of Ethics”).  The Codes of Ethics permit Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

The Fund’s shareholder reports will contain information regarding the basis for the Board’s approval of the Fund’s Advisory and Sub-Advisory Agreements.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Investment Advisory Agreement

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Adviser will receive an annual fee in a maximum amount equal to 1.25% of the average daily value of the Fund’s total Managed Assets (the “Management Fee”).  For these purposes, “Managed Assets” means the total assets of the Fund (including recorded assets attributable to any preferred shares and/or borrowings from a credit facility that may be outstanding), minus the sum of accrued liabilities (other than debt representing preferred shares and/or borrowings from a credit facility).  The Adviser has contractually agreed to waive or reimburse to the Fund the amount, not to exceed the amount of the advisory fee, by which the Fund's aggregate annual operating expenses (including the advisory fee) exceed 1.50%.

In addition to the Management Fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Investment Sub-Advisory Agreement

Pursuant to a subadvisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will receive from the Adviser an annual fee in an amount equal to the Fund’s total Managed Assets in the following amount, based upon total assets raised in the initial public offering:

Total Fund Assets Raised in Initial Public Offering	Fee Paid to GML
Under $250 million	0.55%
$250 million but less than $350 million	0.5625%
$350 million and above	0.575%

Administrative Agreement

Federated Services Company (“the Administrator”), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. The Administrator’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Administrator currently receives no compensation for providing administrative services to the Fund.

LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

DISTRIBUTIONS

The Fund intends to make quarterly distributions of net investment income, after payment of interest on outstanding borrowings, if any. The Fund will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over short-term capital loss). Distributions to Common Shareholders cannot be assured, and the amount of each quarterly distribution is likely to vary. It is possible, although not intended, that distributions could exceed net investment income and net short-term and long-term capital gain, resulting in a return of capital. Initial distributions to Common Shareholders are expected to be declared approximately [75-90] days and paid approximately [90 to 120] days after the completion of this offering depending on market conditions.

FEDERAL INCOME TAX MATTERS

The Fund intends to elect to be treated and to qualify each year as a RIC under the Code.  Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)
The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships’’ (as defined in the Code).

(ii)
The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government  securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships”’ (as defined in the Code).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).  The Fund intends to distribute substantially all of such income each year.  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

In order to avoid incurring a 4% non-deductible federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (and not taking into account any capital gain or loss) for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax.  While the Fund intends to distribute any ordinary income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gain will be distributed to avoid entirely the imposition of the tax.  In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Distributions of any taxable net investment income and net short-term capital gain will generally be taxable as ordinary income.  Distributions of the Fund’s net capital gain designated as capital gain dividends, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their Shares.  Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the Shares are held as a capital asset).  The Fund’s distributions generally will not qualify either for the dividends received deduction generally available to corporate taxpayers or as qualified dividend income subject to favorable tax treatment for individual taxpayers.  “Qualified dividend income” means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations and, when distributed by the fund to individuals shareholders, such shareholders satisfy certain holding period and other requirements in respect of their Fund Common Shares.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January.  Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities.  Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund believes that substantially all of its investment strategies will generate qualifying income for purposes of the Fund meeting the requirements for treatment as a RIC under current federal income tax law.  Interest received by the Fund in connection with its trade finance investments will be qualifying income for purposes of such requirements, but income from engaging in lending or other business activities would not be qualifying income.  The Fund must take into account the distinction between these types of income in structuring its participation in trade finance investments.  Also, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities.  While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income for RIC purposes, which may affect the Fund’s status as a RIC for all years to which such regulations are applicable.

The foregoing briefly summarizes some of the material federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds the Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any pending or proposed tax law changes.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Administrator, all dividends declared on Common Shares of the Fund will be automatically reinvested by [       ] (the “Plan Administrator”), the administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares of the Fund. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Common Shares are registered in your name or by contacting your bank, broker or other entity if your Common Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker. The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (each, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the cash equivalent in Common Shares. Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (1) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (2) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or less than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount less brokerage commissions in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next “ex-dividend” date for the Common Shares or [30] days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay quarterly Dividends. Therefore, Open-Market Purchases can only be made during the period from the payment date at each dividend until the next ex-dividend date for Common Shares, a period at approximately [10] days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date.

Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of record shareholders such as banks, brokers or nominees which hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.12 per share sold brokerage commission.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, [    ], [    ] or by telephone at [     ].

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated statutory trust organized under the laws of the State of Delaware on August [  ], 2010 by a Certificate of Trust pursuant to an Agreement and Declaration of Trust effective as of August [  ], 2010 (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the New York Stock Exchange.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any personal liabilities of the Fund, and together with the Fund’s By-laws, indemnifies shareholders against any such liability.

The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares, as prescribed by the 1940 Act. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a regulated investment company. See “Federal Income Tax Matters.” Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of the holders of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights.  The Fund will not issue Common Share certificates.

Repurchase of Common Shares and Other Discount Methods

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with the Adviser, may from time to time review other possible actions to reduce trading discounts in the Common Shares.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, provided the aggregate number of Trustees after such removal shall not be fewer than three, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent of the Common Shares then entitled to vote in an election of such Trustee.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities Exchange Commission for the full text of these provisions.

Conversion to Open-End Fund

To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” will be required, which as defined in the 1940 Act and used herein means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities are made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund

UNDERWRITING

[   ], [   ], and [   ] are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of the final Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriter	Number of Common Shares
[ ]

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares of Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.[60] per share. The sales load the Fund will pay of $0.[90] per share is equal to 4.5% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before [     ], 2010. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation

The Adviser (and not the Fund) has agreed to pay to each of [    ] and [      ] from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $[   ] and $[   ], respectively. If the over-allotment option is not exercised, the structuring fee paid to [   ] and [  ] will not exceed [  ]% and [  ]%, respectively, of the total public offering price.

The Adviser (and not the Fund) has agreed to pay to [  ], from its own assets, a structuring fee for certain financial advisory services in assisting the Adviser in structuring and organizing the Fund in the amount of $[   ]. If the over-allotment option is not exercised, the structuring fee paid to [         ] will not exceed [   ]% of the total public offering price.

The total amount of the underwriters’ additional compensation payments by the Adviser described above will not exceed 4.5% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than [  ]% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to [   ] additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

Certain directors of the Fund, as well as officers of the Adviser and Sub-Adviser intend to purchase common shares at the public offering price. The Fund, the Adviser, the Sub-Adviser and such directors and officers have agreed, for a period of 180 days from the date of this Prospectus, that they will not, without the prior written consent of [   ], on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue and sell Common Shares pursuant to the Fund’s Dividend Investment Plan.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that Common Shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund has been approved for listing of the Common Shares on the NYSE, subject to notice of issuance, under the symbol “[   ].”

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of Common Shares.

Paid by the Fund
	No Exercise	Full Exercise
Per Common Share	$	$
Total	$	%

The Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, [    ], on behalf of itself and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this Prospectus in electronic format, the information on any such underwriter’s website is not part of this Prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Adviser and Subadviser and their affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Shares, the Adviser or an affiliate will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of [    ] is [     ]. The principal business address of [    ] is [      ]. The principal business address of [  ] is [       ].

CUSTODIAN AND TRANSFER AGENT

[         ],[                    ] is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. [  ] maintains the Fund’s general ledger and computes net asset value per share daily.

[         ] is the transfer agent and dividend disbursing agent of the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts, and for the Underwriters by [              ], [        ], [     ].

REPORTS TO SHAREHOLDERS

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[            ], is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities Exchange Commission. The complete Registration Statement may be obtained from the Securities Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-341-7400.

Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
      Page
Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Determination of Net Asset Value
Portfolio Trading
Taxes
Other Information
Independent Registered Public Accounting Firm
Statement of Assets and Liabilities
Notes to Financial Statements
Appendix A: Proxy Voting Policies and Procedures	A-

THE FUND’S PRIVACY POLICY

Federated recognizes that you expect us to protect both your assets and your financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Federated policy that governs the handling of your information, how Federated obtains information, how that information is used and how it is kept secure.

Information Federated Receives

Federated may receive nonpublic personal information about you from the following sources:

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We may receive information from you or from your financial representative on account applications, other forms or electronically. Examples of this information may include your name, address, Social Security Number, assets and income.

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We may receive information from you or from your financial representative through transactions, correspondence, and other communications. Examples of this information include specific investments and your account balances.

●	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

Except as described below, Federated does not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for Federated’s use only. If you decide to close your account(s) or become an inactive customer, we will adhere to these privacy policies and practices.

Federated will not disclose consumer information, account numbers, access numbers, or access codes for credit cards, deposit, or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail, or other marketing purposes.

Federated limits the sharing of nonpublic personal information about you with financial or non-financial companies or other entities, including companies affiliated with Federated, and other, nonaffiliated third parties, to the following exceptions:

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We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

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We may share information when it is required or permitted by law. For example, information may be shared to protect you against fraud or with someone who has a legal or beneficial interest, such as your power of attorney, or in response to a subpoena.

●	We may disclose some or all of the information described above with companies that perform marketing or other services on our behalf.

For example, we may share information about you with the financial intermediary (bank, investment adviser, or broker-dealer) through whom you purchased Federated products or services, or with providers of marketing, legal, accounting, or other professional services.

This is only a summary of the Fund’s privacy policy, for more information and copy of the complete privacy policy, please call 1-800-341-7400.

Until [         ], 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[        ] Shares

Federated Trade Finance Income Fund

Common Shares
$20.00 per Share

PRELIMINARY PROSPECTUS

[   ], 2010

 [              ]

SUBJECT TO COMPLETION August 12, 2010

STATEMENT OF ADDITIONAL INFORMATION
                                    , 2010

Federated Trade Finance Income Fund

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
TABLE OF CONTENTS

Page
Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Determination of Net Asset Value
Portfolio Trading
Taxes
Other Information
Independent Registered Public Accounting Firm
Financial Statements

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF FEDERATED TRADE FINANCE INCOME FUND (THE “FUND”) DATED [    ], 2010, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-341-7400.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED.  THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s Prospectus.

ADDITIONAL INVESTMENT INFORMATION, RISKS AND RESTRICTIONS

In pursuing its investment strategy, the Fund may invest in the following securities, in addition to the principal securities listed in the Prospectus, for any purpose that is consistent with its investment objective:

Additional Securities Descriptions

Equity Securities

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities.  The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.  However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.  The following describes the types of equity securities in which the Fund invests.

Common Stocks.  Common stocks are the most prevalent type of equity security.  Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders.  As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks.  Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests In Other Limited Liability Companies.  Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs).  REITs are real estate investment trusts that lease, operate and finance commercial real estate.  REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income.  Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants.  Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date).  The Fund may buy the designated securities by paying the exercise price before the expiration date.  Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date.  This increases the market risks of warrants as compared to the underlying security.  Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed-Income Securities

Fixed-income securities pay interest, dividends or distributions at a specified rate.  The rate may be a fixed percentage of the principal or may be adjusted periodically.  In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.  Fixed-income securities provide more regular income than equity securities.  However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price.  A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

Non-Governmental Mortgage-Backed Securities.  Non-governmental mortgage-backed securities (including non-governmental collateralized mortgage obligations (“CMOs”)) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These

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securities involve credit risk and liquidity risk.  The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

Derivatives Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Interest Rate Futures.  An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly

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referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

Index Futures.  An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

Security Futures.  A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

Currency Futures And Currency Forward Contracts.  A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts.  Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

Call Options.  A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

●	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

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Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

Put Options.  A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

●	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

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Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.  Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

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Swap Contracts.  A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

Interest Rate Swaps.  Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

Caps and Floors.  Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Total Return Swaps.  A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

Credit Default Swaps.  A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to a Reference Instrument that is usually a particular bond or the unsecured credit of an issuer in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the counterparty to the CDS.

Currency Swaps.  Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

Special Transactions

Hybrid Instruments.  Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a

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Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Credit Linked Note.  A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity (the “Note Issuer”) issues a structured note with respect to which the Reference Instrument is a single bond, a portfolio of bonds, a single secured or unsecured credit, or portfolio of secured or unsecured credits of an issuer in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Many credit linked notes use a corporate bond (or a portfolio of corporate bonds) or a corporate loan (or portfolio of corporate loans) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit and in certain selected instances, the Reference Instrument may be a trade finance related security.

Equity Linked Note.  An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Asset Segregation.  In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (the “1940 Act”), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.  In general, the Fund intends to settle all derivative transactions in cash.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option in cases where the Fund elects not to set aside the Reference Instrument subject to the option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

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The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Investment Risks—Risks of Investing in Derivative Contracts and Hybrid Instruments." Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Securities Lending.  The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy.  In return, the Fund receives cash or liquid securities from the borrower as collateral.  The borrower must furnish additional collateral if the market value of the loaned securities increases.  Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund.  However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans of securities are subject to termination at the option of the Fund or the borrower.  The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.  The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Investing in Securities of Other Investment Companies.  The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.  However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

Hedging.  Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

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INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in the Prospectus. Risk factors of the acceptable investments listed above are as follows. Additional risk factors are outlined below.

Equity Risk

Equity risk is the risk that the value of securities held by the Fund will rise or fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.  Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns.  An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund.  In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other possible reasons, the issuer of the security experiences a decline in its financial condition.  Furthermore, equity interests in an issuer held by the Fund may not be listed on public stock exchanges and therefore subject to risks typical of privately held equity.  Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.  For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s Prospectus.

8

Call and Prepayment Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on trade finance related securities, mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding such securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

In relation to trade finance related securities (which are often characterized by floating rates of interest, where interest rates are fixed periodically by reference to short-term interest rate benchmarks such as LIBOR, it is also possible that credit spreads may decline in relation to a particular borrower, following an investment by the Fund in obligations of such borrower.  In such circumstances, such borrower may have the opportunity to refinance its obligations, including investments held by the Fund, at a lower credit spread than that prevailing on the Fund’s investment, resulting in prepayment of the Fund’s investment prior to maturity (irrespective of movements of underlying interest rates such as LIBOR).  Accordingly, unscheduled prepayments on underlying Fund investments are possible, and in such circumstances the Fund could be required to reinvest the proceeds of the prepayments at the lower credit spreads then available in respect of the borrower which has prepaid, and/or in obligations of other borrowers where the credit spreads relevant to such borrowers may have fallen. Prepayment risk may be reduced if lenders are successful in negotiating fees which are payable by the borrower in the event of a prepayment.  No assurance can be given that the Adviser or Sub-Adviser will be able to identify trade finance related securities that benefit from prepayment fees.

Risks Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income, with total return as a secondary objective.  The Fund pursues its investment objectives primarily by investing in floating-rate trade finance related securities (and other floating-rate and fixed-income securities) that generate interest income.  The investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without Common Shareholder approval.

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INVESTMENT POLICIES

The Fund is a “non-diversified” investment company, as defined in the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than “diversified” investment companies.  A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer.  However, the Fund does intend to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Under normal market conditions the Fund will invest at least 80% of its total assets in trade finance related securities (the “80% Policy”).  The 80% Policy is a non-fundamental policy and may be changed by the Fund’s Board without Common Shareholder approval following the provision of 60 days prior written notice to Common Shareholders.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as defined in the 1940 Act and used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the 1940 Act. The 1940 Act currently requires that any indebtedness incurred by a closed-end management investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment management company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in buying or selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

(7) Purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.  For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.  The Fund may exercise its rights under agreements relating to such instruments, including the right to enforce security interests and to hold commodities acquired by reason of such enforcement until the commodities can be liquidated in an orderly manner; and

(8) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed solely by the U.S. Government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

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With regard to restriction (5), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances (as determined by the Adviser) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

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TRUSTEES AND OFFICERS

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA.  Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. As used in this SAI, Federated Investment Management Company is the Fund’s investment adviser (the “Adviser”) and is a wholly owned subsidiary of Federated Investors, Inc. (“Federated”).

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation During Past Five Years and Other Directorships Held

Interested Trustees

John F. Donahue* Birth Date: July 28, 1924	Trustee	Since August 10, 2010(1)
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Date of Birth: April 11, 1949	President and Trustee	Since August 3, 2010(2)
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Independent Trustees
John T. Conroy, Jr. Date of Birth: June 23, 1937	Trustee	Since August 10, 2010(1)
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Date of Birth: September 3, 1939	Trustee	Since August 10, 2010(2)
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

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John F. Cunningham Date of Birth: March 5, 1943	Trustee	Since August 10, 2010(2)
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Date of Birth: July 5, 1949	Trustee	Since August 10, 2010(2)
Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Positions: Pennsylvania Superior Court Judge.

Peter E. Madden Date of Birth: March 16, 1942	Trustee and Chairman of the Board of Trustees	Since August 10, 2010(3)
Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Date of Birth: April 10, 1945	Trustee	Since August 10, 2010(3)
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Date of Birth: February 4, 1938	Trustee	Since August 10, 2010(3)
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building;

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Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O’Neill Date of Birth: June 14, 1951	Trustee	Since August 10, 2010(1)
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

John S. Walsh Date of Birth: November 28, 1957	Trustee	Since August 10, 2010(1)
Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Date of Birth: October 12, 1938	Trustee	Since August 10, 2010(3)
Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
(1)  Class I Trustee whose term expires in 2013.
(2)  Class II Trustee whose term expires in 2011.
(3)  Class III Trustee whose term expires in 2012.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation During Past Five Years

John W. McGonigle Date of Birth: October 26, 1938	Executive Vice President and Secretary	Since August 3, 2010
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak	Treasurer and Principal	Since August 3, 2010	Principal Occupations: Principal Financial Officer and Treasurer

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Date of Birth: December 25, 1963	Financial and Accounting Officer
of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Date of Birth: February 28, 1947	Chief Compliance Officer and Senior Vice President	Since August 3, 2010
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Since August 3, 2010
John B. Fisher Date of Birth: May 17, 1923	Vice Chairman	Since August 3, 2010
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Robert J. Ostrowski Date of Birth: April 26, 1963	Chief Investment Officer and Vice President	Since August 3, 2010
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a  Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

COMMITTEES OF THE BOARD

Board Committee	Committee Members	Committee Function	Meeting Held Since Fund’s Inception.

Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
[ ]

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.

[ ]

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Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
[ ]

Share ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Federated Funds overseen by the Trustee as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Federated Fund Complex

Interested Trustees
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000
Independent Trustees
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	$50,001-$100,000
Peter E. Madden	None	Over $100,000
R. James Nicholson	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O’Neill	None	$50,001-$100,000
John S. Walsh	None	Over $100,000
James F. Will	None	Over $100,000

As of December 31, 2009, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser, Federated Securities Corp., Federated or any person controlling, controlled by or under common control with the Adviser or Federated.

During the calendar years ended December 31, 2008 and December 31, 2009, no Independent Trustee (or their immediate family members) had:

1. Any direct or indirect interest in the Adviser, Federated Securities Corp., Federated or any person controlling, controlled by or under common control with the Adviser, Federated Securities Corp. or Federated;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund or any Fund; (ii) another fund managed by the Adviser or Federated, distributed by Federated Securities Corp. or a person controlling, controlled by

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or under common control with the Adviser, Federated, Federated Securities Corp.; (iii) the Adviser, Federated, Federated Securities Corp.; (iv) a person controlling, controlled by or under common control with the Adviser, Federated, Federated Securities Corp.; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Fund or any fund; (ii) another fund managed by the Adviser or Federated or distributed by Federated Securities Corp.; or a person controlling, controlled by or under common control with the Adviser, Federated or Federated Securities Corp.; (iii) the Adviser, Federated or Federated Securities Corp.; (iv) a person controlling, controlled by or under common control with the Adviser or Federated Securities Corp.; or (v) an officer of any of the above.

During the calendar years ended December 31, 2008 and December 31, 2009, no officer of the Adviser, Federated or Federated Securities Corp., or any person controlling, controlled by or under common control with the Adviser, Federated, Federated Securities Corp. served on the Board of Directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Federated organization receives no compensation from the Fund.) Officers of the Fund who are not Trustees of the Fund receive no compensation from the Fund. During the Fund’s fiscal year ending May 31, 2011, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 2009, the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Federated fund complex(1).

	Source of Compensation
Name of Trustee	Fund	Fund Complex
John F. Donahue	$0	$0
J. Christopher Donahue	$0	$0
John T. Conroy, Jr	$0	$225,000
Nicholas P. Constantakis	$0	$247,500
John F. Cunningham	$0	$225,000
Maureen Lally-Green	$0	$103,942
Peter E. Madden	$0	$310,000
R. James Nicholson	$0	$222,527
Charles F. Mansfield, Jr	$0	$253,125
Thomas M. O’Neill	$0	$241,875
John S. Walsh	$0	$247,500
James F. Will	$0	$225,000

__________
*  Estimated
(1)	As of December 31, 2009, the Federated fund complex consisted of 149 registered investment companies or series thereof.

Proxy Voting Policies and Procedures.  The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio.  The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies.  The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the

17

securities being voted); and repeal a shareholder rights plan (also known as a "poison pill").  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board.  The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Policies and Procedures.  The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies. The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

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On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures. The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest.  The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

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If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report.  A report on "Form N-PX" of how the Fund votes any proxies for the period from the date of this offering ending June 30, 2011 will be available through Federated's website.  Go to www.federatedinvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Because the Fund plans to invest primarily in trade finance related securities and certain other investments, it expects that its requirements to vote proxies will be limited.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.  The Adviser conducts investment research and makes investment decisions for the Fund. The Adviser is a wholly-owned subsidiary of Federated. Federated Investors, Inc. is one of the largest investment managers in the United States, managing as of June 30, 2010, over $336 billion. With 135 mutual funds and separately managed accounts in a wide range of investment strategies, Federated provides comprehensive investment management to nearly 5,200 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.

The Advisory Agreement with the Adviser continues in effect for an initial two year period until [    ], 2012, and from year to year so long as such renewal is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of the holder of a majority of the outstanding interests of the Fund. Each agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund, or by vote of the holders of a majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of the Adviser, the Adviser shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Pursuant to the Advisory Agreement, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [1.25]% of the average daily managed assets of the Fund. [The Adviser has contractually agreed to reimburse the Fund to the extent total Fund expenses exceed [1.50]% annually (excluding acquired fund fees and expenses, if any). Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.]

The Sub-Adviser.  The Adviser has engaged GML Capital LLP (“GML” or the “Sub-Adviser”), a limited liability partnership incorporated in England and Wales, to serve as Sub-Adviser to the Fund to assist the Adviser in managing the Fund’s overall investment program including advice on the Fund’s trade finance related security portfolio.

Under the supervision of the Adviser and oversight by the Board and pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser will act as sub-investment adviser to the Fund.  The Sub-Adviser will have day-to-day portfolio management responsibilities for the Fund.

The Sub-Adviser was incorporated as a limited liability partnership in England and Wales on March 21, 2007.  The principal place of business of the Sub-Adviser is at The Met Building, 22 Percy Street, London W1T 2BU England.  The Sub-Adviser is a privately-owned financial services firm, based in London.

The Sub-Adviser is authorized and regulated by the Financial Services Authority (the “FSA”) in the United Kingdom under the United Kingdom Financial Services and Market Act 2000.  The Sub-Adviser is also a U.S. registered investment adviser under the Investment Advisers Act, as amended.  The Sub-Adviser acted as investment adviser and/or manager of over $565 million as of June 30, 2010.

The Managing Member of the Sub-Adviser is GML International Limited which was established in London in 1983 (the “Managing Member”).  The ultimate owners of the Managing Member are Stefan Pinter and Theodore Stohner, who are also members (partners) of the Sub-Adviser.  The Managing Member is a private limited company engaged in a broad range of investment banking activities and has historically been focused on the emerging countries of Eastern and Central Europe, Central Asia and, the Middle East and Africa, although the firm has conducted business throughout the rest of the global emerging markets.  The Managing Member maintains offices in Genoa in Italy, Kiev in the Ukraine, Moscow in the Russian Federation and Tbilisi in Georgia.

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For services rendered by GML under the Sub-Advisory Agreement, the Adviser (and not the Fund) shall pay to Subadviser, an annual advisory fee paid monthly in an amount equal to average daily managed assets of the Fund in the following amount, based upon total assets raised in the initial public offering:

Total Fund Assets Raised in Initial Public Offering*	Fee Paid to GML
Under $250 million	0.55%
$250 million but less than $350 million	0.5625%
$350 million and above	0.575%

The Sub-Advisory Agreement with GML continues until [    ], 2012 and from year to year thereafter if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Fund’s Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares or by the Sub-Adviser upon 3 months notice. As discussed above, Federated may terminate the Sub-Advisory Agreement with GML and directly assume responsibility for the services provided by GML upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

The Sub-Advisory Agreement with GML provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, GML is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Portfolio Managers. The portfolio managers of the Fund are Messrs. Ihab Salib, Christopher McGinley and Suresh Advani.  Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of [June 30], 2010, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

	Number of Accounts	Total Assets of Accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*

Ihab Salib		$
Registered Investment Companies	4	$1,107	0	0
Other Pooled Investment Vehicles	4	$480	0	0
Other Accounts	7	$1,207	7	$1,207
Christopher McGinley
Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	0	$0	0	0
Suresh Advani
Registered Investment Companies	1	$108	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	3	$147.1	1	$57.6
____________________________
* In millions of dollars

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI.

Ihab Salib: Mr. Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

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IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the Funds’ benchmark (i.e., Libor). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In his role as Head of the International Bond Group, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups. In addition, Mr. Salib serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products. A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Ihab Salib was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Christopher McGinley:  Mr. McGinley is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the Funds’ benchmark (i.e., Libor). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Christopher McGinley was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Suresh Advani:  Mr. Advani receives an allocation of GML’s annual profit by virtue of his status as a member of the partnership.  This allocation is split into monthly advances and periodic bonuses. The overall allocation is based upon his contribution to the firm and is assessed by GML International Limited, the Managing Member of GML.  Such contribution is based on an appraisal of the underlying performance against investment objectives of the various funds for which Mr. Advani acts as portfolio manager as well as underlying profit contribution of these funds to the overall annual profit of the firm.  Mr. Advani’s compensation is principally cash based but as member of the partnership he would be entitled to a share of the proceeds of any sale of the firm.

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As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investment of other accounts for which the portfolio manager is responsible, on the other hand.  For example to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them if the opportunities were not sufficiently large to accommodate the demand from all accounts.  The Sub-Adviser has adopted policies and procedures and has structured the portfolio manager’s compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Code of ethics

As required by SEC rules, the Fund, its Adviser and Sub-Adviser has each adopted a code of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Common Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

The code of ethics of the Fund, its Adviser and Sub-Adviser, respectively, can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Administrator

Federated Services Company (the “Administrator”), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. The Administrator’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Administrator currently receives no compensation for providing administrative services to the Fund. The Fund’s Administration Agreement continues in effect from year to year so long as such renewal is approved at least annually by the vote of a majority of the Fund’s Trustees.

DETERMINATION OF NET ASSET VALUE

The net asset value per Common Share of the Fund is determined no less frequently than daily, generally on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time). The Fund’s net asset value per Common Share is determined by [   ] (“[   ]”)], in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

The Adviser uses an independent pricing service to value most trade finance related securities, and other debt securities are valued at their market values.  The Adviser may use the fair value method to value trade finance related securities or other securities if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

The Board of Trustees has approved and monitors the procedures under which trade finance related securities and other investments are valued.  Trade finance related securities that meet certain criteria and are deemed to have prices that are readily available and reliable are valued by an independent pricing service.  Other trade finance related securities and certain other investments are valued at their fair value by the Adviser.  In connection with determining the fair value of trade finance related securities and certain other investments, the Adviser will in good faith make an assessment of fair value with the assistance of the Sub-Adviser.  The factors that may be considered by the Adviser and the Sub-Adviser when making this assessment are:  (1) the cost and/or repayment performance of the underlying trade finance related security, (2) the last reported price at which the security was traded, (3) information regarding the security or the issuer (4) information on the sector in which the issuer is active or the country or region where the issuer is located, (5) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (6) publicly announced transactions (such as tender offers and mergers) involving the issuer, (7) comparisons to other investments or to financial indices that are correlated to the security, (8) with respect to fixed-income securities, changes in market yields and spreads, (9) with respect to securities that have been suspended from trading, the circumstances leading to the suspension, and (10) other factors that might affect the security’s value.  In certain situations, the Adviser may determine the fair value of a security or loan if a security or a loan is not priced by a pricing service, the pricing service’s price is deemed unreliable,

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or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect net asset value.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because foreign loans and securities trade on days when Fund Shares are not priced, the value of securities held by the Fund can change on days when Fund Shares cannot be redeemed.  It is also possible, due to foreign holidays or other circumstances, that foreign pricing services may not be able to provide prices on days when Fund Shares are priced.  The Adviser expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable.  The Adviser has established a valuation committee that oversees the valuation of investments.

Trade finance related securities that are fair-valued are periodically reviewed and approved by the Adviser’s valuation committee and by the Board of Trustees based upon procedures approved by the Board of Trustees.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed in the NASDAQ Global or Global Select Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Fund’s Board of Trustees.  Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the time of determination of the Fund’s net asset value which will not be reflected in the computation of the Fund’s net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment to the value of a foreign security.

PORTFOLIO TRADING

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed-income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board of Trustees.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund.  Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions acquired or disposed of by the Fund.

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Research Services.  Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

TAXES

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)       The Fund must derive in each taxable year at least 90% of its gross income from the following sources:  (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code).

(ii)       The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).  The Fund intends to distribute substantially all of such income each year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. While the Fund intends to distribute any ordinary income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gain will be distributed to avoid entirely the imposition of the tax.  In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income or, if certain holding period and other requirements are met, as qualified dividend income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

25

Distributions of any taxable net investment income and net short-term capital gain will generally be taxable as ordinary income.  Distributions of the Fund’s net capital gain designated as capital gain dividends, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their Shares.  Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the Shares are held as a capital asset).  See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).  The Fund’s distributions generally will not qualify either for the dividends received deduction generally available to corporate taxpayers or as qualified dividend income subject to favorable tax treatment for individual taxpayers.  “Qualified dividend income” means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations and, when distributed by the Fund to individual shareholders, such shareholders satisfy certain holding period and other requirements in respect of their Shares.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January.  Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities.  Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund believes that substantially all of its investment strategies will generate qualifying income for purposes of the Fund meeting the requirements for treatment as a RIC under current federal income tax law.  Interest received by the Fund in connection with its trade finance investments will be qualifying income for purposes of such requirements, but income from engaging in lending or other business activities would not be qualifying income.  The Fund must take into account the distinction between these types of income in structuring its participation in trade finance investments.  Also, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities.  While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income for RIC purposes, which may affect the Fund’s status as a RIC for all years to which such regulations are applicable.  The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

Because the Fund will invest substantially in interest-bearing securities rather than in the stock of domestic corporations, dividends paid by the Fund are generally not expected to qualify for the reduced income tax rates applicable to qualified dividend income, which rates are scheduled to expire after 2010.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities, such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable.  These and other issues will be addressed by the Fund if it holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., on obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is

26

taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Transactions in foreign currencies that are not directly related to the Fund’s investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes could under future Treasury regulations produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its gross income for each taxable year.  If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income computed without regard to such loss but after considering the post-October loss regulations the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.  Under such circumstances, distributions paid by the Fund could be deemed return of capital.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities.  Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Taxation of interest received by the Fund with respect to emerging market borrowers may be subject to foreign taxes that may or may not be reclaimable.  Trade finance related securities may include methods to minimize such risks but no assurance can be given that such techniques will be successful.  In addition, markets in which the Fund invests may have less well developed or defined tax laws and procedures than in more developed markets and this may adversely affect the level of tax suffered by investment in those markets.  This may also include the imposition of retroactive taxation which had not reasonably been anticipated in the valuation of the assets of the Fund.  This may result in uncertainty which could necessitate significant provisions being made for foreign taxes in the calculation of the NAV of the Fund.

Certain transactions entered into by the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark-to-market (i.e., treat them as sold on the last day of the taxable year) certain types of positions in its portfolio (i.e., some of the call options written by the Fund) and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in its books and records to avoid any possible disqualification for the special treatment afforded RICs under the Code.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder's adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% through 2010, and 20% thereafter, for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

27

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at the current rate of up to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

If a shareholder realizes a loss on disposition of Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Certain dividends and capital gain distributions paid by the Fund will constitute investment income of the type subject to this tax.

The foregoing briefly summarizes some of the material federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds the Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above.  These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund.  Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

State and local taxes

Common Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Delaware business trust.” The Fund’s Declaration of Trust provides that the Trustees and officers of the Fund, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the Shares voting on the matter will not be able to elect any Trustees.

28

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[         ], are the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO BE PROVIDED BY AMENDMENT

30

FEDERATED TRADE FINANCE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
             , 2010

ASSETS
Cash
Offering costs
Receivable from Adviser
Total assets
LIABILITIES
Accrued offering costs
Accrued organizational costs
Total liabilities
Net assets applicable to common shares of beneficial interest issued and outstanding
Net asset value and offering price per share

STATEMENT OF OPERATIONS

Period from August 3, 2010 (date of organization) through [     ], 2010

INVESTMENT INCOME	$ —
EXPENSES
Organization costs
Expense reimbursement	( )
Net expenses	$ —
Net investment income	$ —

See notes to financial statements.

31

NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION

The Federated Trade Finance Income Fund (the “Fund”) was organized as a Delaware business trust on August 3, 2010, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of [       ] common shares to Federated Investment Management Company, the Fund’s Investment Adviser.

The Adviser, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $[        ].

The Adviser, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $[     ] , of which the Fund would pay $[     ] and the Adviser would pay $[    ] based on such estimate.

The Fund’s investment objectives are to provide current income, with total return as a secondary objective.  The Fund pursues its investment objectives primarily by investing in floating-rate trade finance related securities (and other floating-rate and fixed-income securities) that generate interest income.  No assurance can be given that the Fund’s investment objectives will be achieved.  Under normal market conditions, the Fund’s investment program will consist primarily of investing in trade finance, commodity finance, structured trade finance, export finance and infrastructure and project finance or related obligations of companies or other entities (including sovereign entities) located primarily in or having exposure to global emerging markets (“trade finance related securities”).  It is the Adviser and Sub-Adviser’s intent to focus the Fund’s investments in trade finance related securities.

NOTE 2:  ACCOUNTING POLICIES

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

The Fund’s share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [   ] common shares.

NOTE 3:  INVESTMENT ADVISORY AGREEMENT

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [1.25] % of the average daily gross assets of the Fund.  Pursuant to an investment sub-advisory agreement among the Fund, the Adviser and GML Capital LLP (the “Sub-Adviser”), the Adviser has agreed to pay a sub-advisory fee directly to the Sub-Adviser.

NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

32

Federated Trade Finance Income Fund

Statement of Additional Information
               , 2010
_______________

Investment Adviser and Administrator
Federated Investment Management Company
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
1-800-341-7400

Custodian
[         ]

Transfer Agent
[         ]

Independent Registered Public Accounting Firm
[           ]

33

PART C

OTHER INFORMATION

ITEM 25.                      FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

Included in Part A:
Not applicable.

Included in Part B:
Independent Auditor's Report*
Statement of Assets and Liabilities*
Notes to Financial Statement*
____________________________
*To be added by amendment.

(2)	EXHIBITS:

	(a)	(1)	Certificate of Trust, dated August 3, 2010 filed herewith.

		(2)	Form of Declaration of Trust to be filed by amendment.

	(b)	Form of By-Laws to be filed by amendment.

	(c)	Not applicable.

	(d)	Not applicable.

	(e)	Form of Dividend Reinvestment Plan to be filed by amendment.

	(f)	Not applicable.

	(g)	(1)	Form of Investment Advisory Agreement dated [ ], 2010, to be filed by amendment.

		(2)	Form of Sub-Advisory Agreement dated [ ], 2010, to be filed by amendment.

	(h)	(1)	Form of Underwriting Agreement to be filed by Amendment.

		(2)	Form of Master Agreement among Underwriters to be filed by amendment.

		(3)	Form of Master Selected Dealer Agreement to be filed by amendment.

	(i)	Not applicable.

(j)	Form of Custodian Agreement to be filed by amendment.

(k)	(1) Form of Transfer Agency Agreement to be filed by amendment.

(2) Form of Administrations Agreement to be filed by amendment.

(3) Organizational and Expense Reimbursement Agreement to be filed by amendment.

(l)	Opinion and consent of K&L Gates LLP as to Registrant’s Common Shares to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)	Not applicable.

(p)	Subscription Agreement to be filed by amendment.

(q)	Not applicable.

(r)	(1)
Code of Ethics for Access Persons for Federated Investors, Inc., effective January 1, 2007, is incorporated herein by reference from Item 23(p) of the Money Market Obligations Trust Registration Statement on Form N-1A filed with the Commission on February 25, 2005. (File Nos. 33-31602 and 811-5950).

(2) Code of ethics for GML Capital LLP, to be filed by amendment.

(s)	Power of Attorney dated August 12, 2010 filed herewith.

ITEM 26.                      MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.                      OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses

Total	$

ITEM 28.                      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.                      NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of August 12, 2010, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	0

ITEM 30.                      INDEMNIFICATION

The Registrant's form of Declaration of Trust, form of By-Laws and form of Underwriting Agreement to be filed by amendment are each expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.  The Investment Advisory Contract between the Registrant and Federated Investment Management Company (“Adviser”) to be filed by amendment is expected to provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of the Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such court.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

For a description of the other business of the investment adviser, see the section entitled “Management of the Fund” in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the investment adviser are included in Part B of this Registration Statement under "Trustees and Officers."  The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

The remaining Officers of the investment adviser are:

President/ Chief Executive Officer and Trustee	John B. Fisher

Executive Vice Presidents	Deborah A. Cunningham Robert J. Ostrowski

Senior Vice Presidents	Todd Abraham J. Scott Albrecht Joseph M. Balestrino Randall S. Bauer Jonathan C. Conley Mark E. Durbiano

Donald T. Ellenberger Susan R. Hill Jeffrey A. Kozemchak Mary Jo Ochson Ihab Salib Paige Wilhelm
Vice Presidents
G. Andrew Bonnewell
Hanan Callas
Jerome Conner
James R. Crea, Jr.
Karol Crummie
Lee R. Cunningham, II
B. Anthony Delserone, Jr.
Bryan Dingle
William Ehling
Ann Ferentino
Eamonn G. Folan
Richard J. Gallo
John T. Gentry
Kathryn P. Glass
Patricia L. Heagy
William R. Jamison
Nathan H. Kehm
John C. Kerber
J. Andrew Kirschler
Allen Knizner
Tracey Lusk
Marian R. Marinack
Natalie F. Metz
Thomas J. Mitchell
Joseph M. Natoli
Gene Neavin
Bob Nolte
Mary Kay Pavuk
Jeffrey A. Petro
John Polinski
Rae Ann Rice
Brian Ruffner
Roberto Sanchez-Dahl, Sr.
John Sidawi
Michael W. Sirianni, Jr.
Christopher Smith
Kyle Stewart
Mary Ellen Tesla

Timothy G. Trebilcock Nicholas S. Tripodes Paolo H. Valle Stephen J. Wagner Mark Weiss George B. Wright
Assistant Vice Presidents	Jason DeVito Timothy Gannon James Grant Ann Kruczek Christopher McGinley Ann Manley Keith Michaud Karl Mocharko Joseph Mycka Nick Navari Liam O’Connell Tom Scherr Chris Wu

Secretary	G. Andrew Bonnewell

Treasurer	Thomas R. Donahue

Assistant Treasurer	Denis McAuley, III

ITEM 32.                      LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	Federated Investors Funds 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561

State Street Bank and Trust Company (“Custodian”)	P.O. Box 8600 Boston, MA 02266-8600

Computershare (“Transfer Agent and Dividend Disbursing Agent”)	250 Royall Street Canton, MA 02021

Federated Services Company (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

Federated Investment Management Company (“Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

GML Capital LLP (“Sub-Adviser”)	Met Building, 22 Percy Street, London W1T 2BU England

ITEM 33.                      MANAGEMENT SERVICES

Not applicable.

ITEM 34.                      UNDERTAKINGS

1.           The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania, on the 12th day of August 2010.

FEDERATED TRADE FINANCE INCOME FUND

By:	/s/Gregory P. Dulski
Gregory P. Dulski
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/J. Christopher Donahue* J. Christopher Donahue	President and Trustee (Principal Executive Officer)	August 12, 2010
/s/Richard A. Novak* Richard A. Novak	Treasurer (Principal Financial Officer)	August 12, 2010
/s/John F. Donahue* John F. Donahue	Trustee	August 12, 2010
/s/John T. Conroy, Jr.* John T. Conroy, Jr.	Trustee	August 12, 2010
/s/Nicholas P. Constantakis* Nicholas P. Constantakis	Trustee	August 12, 2010
/s/John F. Cunningham* John F. Cunningham	Trustee	August 12, 2010
/s/Maureen Lally-Green* Maureen Lally-Green	Trustee	August 12, 2010
/s/Peter E. Madden* Peter E. Madden	Trustee	August 12, 2010
/s/R. James Nicholson* R. James Nicholson	Trustee	August 12, 2010
/s/Charles F. Mansfield, Jr.* Charles F. Mansfield, Jr.	Trustee	August 12, 2010
/s/Thomas M. O’Neill* Thomas M. O’Neill	Trustee	August 12, 2010
/s/John S. Walsh* John S. Walsh	Trustee	August 12, 2010
/s/James F. Will* James F. Will	Trustee	August 12, 2010
*By: /s/ Gregory P. Dulski Gregory P. Dulski (As Attorney-in-Fact)

Exhibit List

(a)(1)        Certificate of Trust

(s)     Power of Attorney